UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

HC2 Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

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HC2 Holdings, Inc. 450 Park Avenue, 29th Floor New York, NY 10022
Notice of Special Meeting of Stockholders
And
Proxy Statement

HC2 Holdings, Inc. 450 Park Avenue, 29th Floor New York, NY 10022
Dear HC2 Holdings, Inc. Stockholder:
It is my pleasure to invite you to participate in the Special Meeting of Stockholders (the “Special Meeting”) of HC2 Holdings, Inc., a Delaware corporation (“HC2,” the “Company,” “we,” “us” or “our”). We will hold the Special Meeting on Thursday, November 19, 2020, at 11:00 a.m., Eastern Time. Due to the ongoing public health impact of the coronavirus outbreak, the Special Meeting will be held by remote communication only, in a virtual meeting format. You will be able to participate in the Special Meeting online by visiting www.meetingcenter.io/253612857 and using the password HCHC2020, where you will be able to vote electronically and submit questions. You will not be able to attend the Special Meeting in person. You will need the 15-digit control number on your proxy card to participate in the virtual Special Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Online check-in will begin at 10:30  a.m., Eastern Time, on November 19, 2020. Once admitted, you may participate in the Special Meeting and vote during the Special Meeting by following the instructions that will be available on the meeting website.
As previously announced by the Company, on October 7, 2020, HC2 commenced a rights offering (the “Rights Offering”) to its existing (i) holders of common stock of the Company, par value $0.001 per share (the “Common Stock”), including Lancer Capital LLC (together with its affiliates, “Lancer Capital”), an investment fund led by Avram A. Glazer, the Chairman of the board of directors of the Company (the “Board” or the “Board of Directors”), and (ii) holders of Series A Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-2 Preferred Stock”), and Series B Non-Voting Convertible Participating Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock and the Series A-2 Preferred Stock, the “Preferred Stock”), that are entitled to participate in dividend distributions to holders of the Common Stock (collectively, the “Existing Stockholders”). Consummation of the Rights Offering is conditioned upon stockholder approval of the Authorized Shares Proposal (as defined below), which condition may be waived in whole or in part by the Company. The Rights Offering is being made through a distribution of transferable subscription rights to each Existing Stockholder with each subscription right entitling such Existing Stockholder to purchase 0.5462 shares of the Common Stock at a subscription price equal to $2.27 per whole share of Common Stock. Although the rights are transferrable, the Company does not intend to list the rights on the New York Stock Exchange (“NYSE”) or any other national securities exchange. Therefore, the rights will effectively only be able to be transferred in private transactions. The rights will cease to be transferable as to any stockholder once exercised. The subscription price is equal to the closing price of the Common Stock on the trading day prior to the announcement on September 9, 2020 of the Company’s plan to proceed with the Rights Offering and was determined as part of a process led by the special committee of the Board, which led to the arms-length negotiation of, and the Company’s entry into, that certain Investment Agreement, dated as of September 9, 2020, by and between the Company and Lancer Capital, filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to its Current Report on Form 8-K on September 9, 2020 (the “Investment Agreement”). Each Existing Stockholder has received a number of subscription rights equal to its pro rata portion of the total shares of Common Stock and Preferred Stock (on an as-converted basis) outstanding as of a record date of October 2, 2020. The Rights Offering is being partially backstopped by Lancer Capital for a total of up to $35.0 million, in accordance with the terms of the Investment Agreement with Lancer Capital. Lancer Capital is not permitted to exercise or transfer any rights received by it, or to acquire other rights, in the Rights Offering, which rights are required to be held unexercised by Lancer Capital until the expiration of the Rights Offering. In lieu of exercising its rights, Lancer Capital will purchase Series B Preferred Stock equivalent to its allocable right to participate in the Rights Offering pursuant to the Investment Agreement. We refer to this arrangement with Lancer Capital to purchase equity securities of the Company in connection with the Rights Offering as the “Backstop Arrangement.” The Series B Preferred Stock is intended to be the economic equivalent of Common Stock, participating on an as-converted basis in all dividends, distributions, merger consideration and all other consideration receivable by holders of Common Stock, and a means through which the Backstop Arrangement can be effected prior to the completion of the stockholder vote and the satisfaction of any other regulatory requirements.
Assuming the Rights Offering is fully subscribed, we currently expect to receive aggregate gross proceeds of approximately $65.0 million and aggregate net proceeds of approximately $63.3 million, after deducting estimated offering expenses relating to the Rights Offering. Assuming the Rights Offering is not fully subscribed, the Company expects to receive minimum aggregate net proceeds of approximately $33.3 million, after deducting estimated offering expenses relating to the Rights Offering. The Company expects to use the net proceeds for general corporate purposes, including debt service and for working capital.
The Special Meeting is being called to request approval by our stockholders of:
•
an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the proxy statement (the “Proxy Statement”) as Appendix A, to increase the number of authorized shares of the Common Stock to 250,000,000 shares (the “Authorized Shares Proposal”); and

•
the conversion of up to 35,000 shares of the Series B Preferred Stock into Common Stock in connection with the Rights Offering, to the extent that the issuance of Common Stock upon conversion of such shares of Series B Preferred Stock requires approval under the rules and regulations of the NYSE (the “Rights Offering Proposal” and, together with the Authorized Shares Proposal, the “Proposals”).

Our Board of Directors believes that each of the Authorized Shares Proposal and the Rights Offering Proposal is in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” each of the Proposals.
The Proxy Statement does not constitute the Rights Offering, which is being conducted pursuant to a separate offer. The commencement of the Rights Offering is not conditioned upon stockholder approval; however, consummation of the Rights Offering is conditioned upon stockholder approval of the Authorized Shares Proposal. Our obligation to consummate the Rights Offering is also conditioned upon the satisfaction prior to the closing of the Rights Offering that the shares of Common Stock to be issued in the Rights Offering shall have been approved for listing on the NYSE, subject to official notice of issuance, which condition may be waived in whole or in part by the Company with the consent of Lancer Capital.
Additional details of the business to be conducted at the Special Meeting are described in the Notice of Special Meeting of Stockholders and are more fully addressed in the Proxy Statement accompanying this letter. We encourage you to read all of these materials carefully and then to vote using the enclosed proxy card.
To ensure your representation at the Special Meeting, we urge you to cause your shares to be voted via (i) the Internet at www.investorvote.com/HCHC, (ii) by telephone at 1-800-652-VOTE (8683), each in accordance with the instructions on the proxy card included with the proxy materials, or (iii) by mail, by voting, signing and returning your proxy card to HC2 Holdings, Inc., Computershare, PO Box 505008, Louisville, KY 40233-9814. For specific instructions on how to vote your shares, please review the instructions for each of these voting options that are detailed in the Proxy Statement.
The Notice and Proxy Statement for the Special Meeting are available for viewing and printing under the “Investor Relations — Proxy Materials” section of our website at www.hc2.com. You may also obtain these materials at www.edocumentview.com/HCHC and the SEC website at www.sec.gov. These materials were first sent or made available to stockholders on our website on or about October 19, 2020.
If you have any questions about the Proposals, please call our solicitor, Okapi Partners LLC, at (855) 208-8902.

Thank you for your continued support and interest in HC2. We look forward to your participation at the Special Meeting on Thursday, November 19, 2020.
Very truly yours,
Wayne Barr, Jr.
Interim Chief Executive Officer
Avram A. Glazer
Chairman of the Board
October 19, 2020
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON Thursday, November 19, 2020

The accompanying proxy materials are available at www.hc2.com (Investor Relations-Proxy Materials). Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of the Proxy Statement.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF HC2 HOLDINGS, INC.
To be held on Thursday, November 19, 2020, at 11:00 a.m., Eastern Time
October 19, 2020
To our Stockholders:
HC2 Holdings, Inc., a Delaware corporation (“HC2,” the “Company,” “we,” “us” or “our”) will hold a Special Meeting of Stockholders (the “Special Meeting”) on Thursday, November 19, 2020, at 11:00 a.m., Eastern Time. Due to the ongoing public health impact of the coronavirus outbreak, the Special Meeting will be held entirely online. You will be able to participate in the Special Meeting online by visiting www.meetingcenter.io/253612857 and using the password HCHC2020, where you will be able to vote electronically and submit questions. You will not be able to attend the Special Meeting in person. You will need the 15-digit control number on your proxy card to participate in the virtual Special Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Online check-in will begin at 10:30 a.m., Eastern Time, on November 19, 2020. Once admitted, you may participate in the Special Meeting and vote during the Special Meeting by following the instructions that will be available on the meeting website.
As previously announced by the Company, on October 7, 2020, HC2 commenced a rights offering (the “Rights Offering”) to its existing (i) holders of common stock of the Company, par value $0.001 per share (the “Common Stock”), including Lancer Capital LLC (together with its affiliates, “Lancer Capital”), an investment fund led by Avram A. Glazer, the Chairman of the board of directors of the Company (the “Board” or the “Board of Directors”), and (ii) holders of Series A Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-2 Preferred Stock”), and Series B Non-Voting Convertible Participating Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock and the Series A-2 Preferred Stock, the “Preferred Stock”), that are entitled to participate in dividend distributions to holders of the Common Stock (collectively, the “Existing Stockholders”). Consummation of the Rights Offering is conditioned upon stockholder approval of the Authorized Shares Proposal (as defined below), which condition may be waived in whole or in part by the Company. The Rights Offering is being made through a distribution of transferable subscription rights to each Existing Stockholder with each subscription right entitling such Existing Stockholder to purchase 0.5462 shares of the Common Stock at a subscription price equal to $2.27 per whole share of Common Stock. Although the rights are transferrable, the Company does not intend to list the rights on the New York Stock Exchange (“NYSE”) or any other national securities exchange. Therefore, the rights will effectively only be able to be transferred in private transactions. The rights will cease to be transferable as to any stockholder once exercised. The subscription price is equal to the closing price of the Common Stock on the trading day prior to the announcement on September 9, 2020 of the Company’s plan to proceed with the Rights Offering and was determined as part of a process led by the special committee of the Board, which led to the arms-length negotiation of, and the Company’s entry into, that certain Investment Agreement, dated as of September 9, 2020, by and between the Company and Lancer Capital, filed by the Company with the U.S. Securities and Exchange Commission as Exhibit 10.1 to its Current Report on Form 8-K on September 9, 2020 (the “Investment Agreement”). Each Existing Stockholder has received a number of subscription rights equal to its pro rata portion of the total shares of Common Stock and Preferred Stock (on an as-converted basis) outstanding as of a record date of October 2, 2020. The Rights Offering is being partially backstopped by Lancer Capital, for a total of up to $35.0 million, in accordance with the terms of the Investment Agreement with Lancer Capital. Lancer Capital is not permitted to exercise or transfer any rights received by it, or to acquire other rights, in the Rights Offering, which rights are required to be held unexercised by Lancer Capital until the expiration of the Rights Offering.In lieu of exercising its rights, Lancer Capital will purchase Series B Preferred Stock equivalent to its allocable right to participate in the Rights Offering pursuant to the Investment Agreement. We refer to this arrangement with Lancer Capital to purchase equity securities of the Company in connection with the Rights Offering as the “Backstop Arrangement.” The Series B Preferred Stock is intended to be the economic equivalent of Common Stock, participating on an as-converted basis in all dividends, distributions, merger consideration and all other consideration receivable by holders of Common Stock, and a means through which the Backstop Arrangement can be effected prior to the completion of the stockholder vote and the satisfaction of any other regulatory requirements.
Assuming the Rights Offering is fully subscribed, we currently expect to receive aggregate gross proceeds of approximately $65.0 million and aggregate net proceeds of approximately $63.3 million, after deducting estimated offering expenses relating to the Rights Offering. Assuming the Rights Offering is not fully subscribed, the Company expects to receive minimum aggregate net proceeds of approximately $33.3 million, after deducting estimated offering expenses relating to the Rights Offering. The Company expects to use the net proceeds for general corporate purposes, including debt service and for working capital.
At the Special Meeting, holders of the shares of the Common Stock, the Series A Preferred Stock and the Series A-2 Preferred Stock (the “Voting Securities”), in each case, outstanding and entitled to vote as of the close of business on October 13, 2020, the record date for voting at the Special Meeting (the “Record Date”), will be asked to vote upon the following proposals:
1.
To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the proxy statement (the “Proxy Statement”) as Appendix A, to increase the number of authorized shares of the Common Stock to 250,000,000 shares (the “Authorized Shares Proposal”).

2.
To approve the conversion of up to 35,000 shares of the Series B Preferred Stock into Common Stock in connection with the Rights Offering, to the extent that the issuance of Common Stock upon conversion of such shares of Series B Preferred Stock requires approval under the rules and regulations of the NYSE (the “Rights Offering Proposal” and, together with the Authorized Shares Proposal, the “Proposals”).

3.
To consider and take action upon any other business that may properly come before the Special Meeting or any continuations, postponements or adjournments thereof.

The Proxy Statement does not constitute the Rights Offering, which is being conducted pursuant to a separate offer. The commencement of the Rights Offering is not conditioned upon stockholder approval; however, consummation of the Rights Offering is conditioned upon stockholder approval of the Authorized Shares Proposal. Our obligation to consummate the Rights Offering is also conditioned upon the satisfaction prior to the closing of the Rights Offering that the shares of Common Stock to be issued in the Rights Offering shall have been approved for listing on the NYSE, subject to official notice of issuance, which condition may be waived in whole or in part by the Company with the consent of Lancer Capital.
The Board of Directors unanimously recommends that the Company’s stockholders vote “FOR” each of the Proposals.
Only stockholders of record of Voting Securities outstanding and entitled to vote as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any continuations, adjournments or postponements of the Special Meeting. The list of stockholders entitled to vote at the Special Meeting will be open for examination by any stockholder entitled to vote at the meeting, for any purpose germane to the Special Meeting, for a period of 10 days prior to the Special Meeting by email request, during ordinary business hours, to the Office of the Corporate Secretary of HC2 at corpsec@hc2.com. The list of stockholders entitled to vote at the Special Meeting will also be open to examination by any stockholders during the meeting.
Your vote is very important. We appreciate your taking the time to vote promptly. After reading the accompanying Proxy Statement, please cause your shares to be voted at your earliest convenience to ensure the presence of a quorum. Your shares may be voted via (i) the Internet at www.investorvote.com/HCHC, (ii) by telephone at 1-800-652-VOTE (8683), each in accordance with the instructions on the proxy card included with the proxy materials, or (iii) by mail, by voting, signing and returning your proxy card to HC2 Holdings, Inc., Computershare, PO Box 505008, Louisville, KY 40233-9814. For specific instructions on how to vote your shares, please review the instructions for each of these voting options that are detailed in the accompanying Proxy Statement. If you decide to attend the Special Meeting virtually, you will be able to vote at the Special Meeting, even if you have previously submitted your proxy.

v

If you have any questions about the Proposals, please call our solicitor, Okapi Partners LLC at (855) 208-8902.
By Order of the Board of Directors,
Joseph A. Ferraro
Chief Legal Officer and Corporate Secretary
YOUR VOTE IS VERY IMPORTANT. PLEASE CAUSE YOUR SHARES TO BE VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR TELEPHONE OR BY MAIL, BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED WITH YOUR PROXY MATERIALS, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
Copies of the Proxy Statement are available at www.hc2.com (Investor Relations — Proxy Materials). Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of the Proxy Statement.

HC2 Holdings, Inc. 450 Park Avenue, 29th Floor New York, NY 10022
PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, NOVEMBER 19, 2020
GENERAL INFORMATION ABOUT THE SPECIAL MEETING
This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or the “Board of Directors”) for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held on Thursday, November 19, 2020, at 11:00 a.m., Eastern Time, and any continuations, adjournments or postponements thereof. As used in this Proxy Statement, the terms “HC2,” the “Company,” “we,” “us” and “our” mean HC2 Holdings, Inc., a Delaware corporation and its subsidiaries unless the context indicates otherwise.
Purposes of the Special Meeting
As previously announced by the Company, on October 7, 2020, HC2 commenced a rights offering (the “Rights Offering”) to its existing (i) holders of common stock of the Company, par value $0.001 per share (the “Common Stock”), including Lancer Capital LLC (together with its affiliates, “Lancer Capital”), an investment fund led by Avram A. Glazer, the Chairman of the Board of Directors of the Company, and (ii) holders of Series A Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-2 Preferred Stock” and, together with the Series A Preferred Stock, the “Voting Preferred Stock”), and Series B Non-Voting Convertible Participating Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock” and, together with the Voting Preferred Stock, the “Preferred Stock”), that are entitled to participate in dividend distributions to holders of the Common Stock (collectively, the “Existing Stockholders”). Consummation of the Rights Offering is conditioned upon stockholder approval of the Authorized Shares Proposal (as defined below), which condition may be waived in whole or in part by the Company. The Rights Offering is being made through a distribution of transferable subscription rights to each Existing Stockholder with each subscription right entitling such Existing Stockholder to purchase 0.5462 shares of the Common Stock at a subscription price equal to $2.27 per whole share of Common Stock. Although the rights are transferrable, the Company does not intend to list the rights on the New York Stock Exchange (“NYSE”) or any other national securities exchange. Therefore, the rights will effectively only be able to be transferred in private transactions. The rights will cease to be transferable as to any stockholder once exercised. The subscription price is equal to the closing price of the Common Stock on the trading day prior to the announcement on September 9, 2020 of the Company’s plan to proceed with the Rights Offering and was determined as part of a process led by the special committee of the Board, which led to the arms-length negotiation of, and the Company’s entry into, the Investment Agreement with Lancer Capital. Each Existing Stockholder has received a number of subscription rights equal to its pro rata portion of the total shares of Common Stock and Preferred Stock (on an as-converted basis) outstanding as of a record date of October 2, 2020. The Rights Offering is being partially backstopped by Lancer Capital, for a total of up to $35.0 million, in accordance with the terms of that certain Investment Agreement, dated as of September 9, 2020, by and between the Company and Lancer Capital, filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to its Current Report on Form 8-K on September 9, 2020 (the “Investment Agreement”). Lancer Capital is not permitted to exercise or transfer any rights received by it, or to acquire other rights, in the Rights Offering, which rights are required to be held unexercised by Lancer Capital until the expiration of the Rights Offering. In lieu of exercising its rights, Lancer Capital will purchase Series B Preferred Stock equivalent to its allocable right to participate in the Rights Offering pursuant to the Investment Agreement. We refer to this arrangement with Lancer Capital to purchase equity securities of the Company in connection with the Rights Offering as the “Backstop Arrangement.” The Series B Preferred Stock is intended to be the economic equivalent of Common Stock, participating on an as-converted basis in all dividends, distributions, merger consideration and all other consideration receivable by holders of Common

Stock, and a means through which the Backstop Arrangement can be effected prior to the completion of the stockholder vote and the satisfaction of any other regulatory requirements.
Assuming the Rights Offering is fully subscribed, the Company currently expects to receive aggregate gross proceeds of approximately $65.0 million and aggregate net proceeds of approximately $63.3 million, after deducting estimated offering expenses relating to the Rights Offering. Assuming the Rights Offering is not fully subscribed, the Company expects to receive minimum aggregate net proceeds of approximately $33.3 million, after deducting estimated offering expenses relating to the Rights Offering. The Company expects to use the net proceeds for general corporate purposes, including debt service and for working capital.
We are calling the Special Meeting for our stockholders to approve the following proposals:
(1)
to approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), in substantially the form attached to the Proxy Statement as Appendix A, to increase the number of authorized shares of the Common Stock to 250,000,000 shares (the “Authorized Shares Proposal”);

(2)
to approve the conversion of up to 35,000 shares of the Series B Preferred Stock into Common Stock in connection with the Rights Offering, to the extent that the issuance of Common Stock upon conversion of such shares of Series B Preferred Stock requires approval under the rules and regulations of the NYSE (the “Rights Offering Proposal” and, together with the Authorized Shares Proposal, the “Proposals”); and

(3)
to consider and take action upon any other business that may properly come before the Special Meeting or any continuations, postponements or adjournments thereof.

Although the Board does not anticipate that any other matters will come before the Special Meeting, your executed proxy gives the official proxies the right to vote your shares at their discretion on any other matter properly brought before the Special Meeting.
The Proxy Statement does not constitute the Rights Offering, which is being conducted pursuant to a separate offer. The commencement of the Rights Offering is not conditioned upon stockholder approval; however, consummation of the Rights Offering is conditioned upon stockholder approval of the Authorized Shares Proposal. Our obligation to consummate the Rights Offering is also conditioned upon the satisfaction prior to the closing of the Rights Offering that the shares of Common Stock to be issued in the Rights Offering shall have been approved for listing on the NYSE, subject to official notice of issuance, which condition may be waived in whole or in part by the Company with the consent of Lancer Capital.
How do I attend the Special Meeting?
The Special Meeting will be held on Thursday, November 19, 2020, at 11:00 a.m., Eastern Time. Due to the ongoing public health impact of the coronavirus outbreak (“COVID-19”), the Special Meeting will be held entirely online. You will be able to participate in the Special Meeting online by visiting www.meetingcenter.io/253612857 and using the password HCHC2020, where you will be able to vote electronically and submit questions. You will not be able to attend the Special Meeting in person. You will need the 15-digit control number on your proxy card (if you receive a printed copy of the proxy materials) to participate in the virtual Special Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Online check-in will begin at 10:30 a.m., Eastern Time, on November 19, 2020. Once admitted, you may participate in the Special Meeting and vote during the Special Meeting by following the instructions that will be available on the meeting website. You do not need to participate in the Special Meeting in order to vote.
Why is the Special Meeting a virtual, online meeting?
Due to the ongoing public health impact of COVID-19 and to support the health and well-being of our stockholders, employees and directors, the special meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

How can I participate and ask questions at the Special Meeting?
In order to submit a question at the Special Meeting, you will need your 15-digit control number that is printed on your proxy card included with this Proxy Statement. You may log in 30 minutes before the start of the Special Meeting and submit questions online. If you would like to submit a question during the Special Meeting, once you have logged into the webcast, simply click on the message icon at the top of the screen, type in your question, and then click the arrow icon on the right to submit. You can submit a question up until the time we indicate that the question-and-answer session is concluded. You may also submit questions in advance of the Special Meeting via the Internet at www.investorvote.com/HCHC when you vote your shares.
What if I have technical or other “IT” problems logging into or participating in the Special Meeting webcast?
Stockholders are encouraged to log into the webcast at least 30 minutes prior to the start of the Special Meeting to test their Internet connectivity. If you experience technical difficulties during the check-in process call 1-800-736-3001 (Toll Free) or 1-781-575-3100 (International Toll) for assistance. If you have technical issues once you access the webcast please click on the “Support” link in the upper right of the broadcast screen for assistance.
What documentation must I provide to vote online at the Special Meeting?
If you are a stockholder of record and provide your 15-digit control number when you access the Special Meeting, you may vote all shares registered in your name during the Special Meeting webcast. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in “street name” and held by your broker, bank or other institution for your benefit), you must follow the instructions provided by the broker, bank or other nominee that holds your shares.
Why am I receiving proxy materials?
You are receiving proxy materials because, as of the close of business on October 13, 2020, the record date for the Special Meeting (the “Record Date”), you owned shares of the Company’s Common Stock. These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors for the Special Meeting to be held on Thursday, November 19, 2020, at 11:00 a.m., Eastern Time, and any continuations, adjournments or postponements of the Special Meeting. The proxy materials include our Notice of Special Meeting of Stockholders of HC2 Holdings, Inc., this Proxy Statement, and a proxy card. The proxy materials include detailed information about the matters that will be discussed and voted on at the Special Meeting and furnish you with the information you need in order to vote, whether or not you participate in the Special Meeting.
We intend to mail this Proxy Statement to all of the Company’s stockholders of record entitled to vote at the Special Meeting on or about October 19, 2020.
Can I access these proxy materials on the Internet?
Yes. This Proxy Statement is available free of charge under the “Investor Relations — Proxy Materials” section of our website at www.hc2.com.You may also obtain these materials at www.edocumentview.com/HCHC and the SEC website at www.sec.gov.
What am I voting on?
Holders of the Common Stock, the Series A Preferred Stock and the Series A-2 Preferred Stock (collectively, the “Voting Securities”) outstanding and entitled to vote on the Record Date are being asked to approve the Rights Offering Proposal and the Authorized Shares Proposal.
Who can vote?
Stockholders who owned the Voting Securities as of the Record Date, are entitled to vote at the Special Meeting (however, pursuant to Delaware law, those shares of Series A Preferred Stock and Series A-2

Preferred Stock owned by the Company’s wholly owned subsidiary, Continental General Insurance Company (“Continental”), are not entitled to be voted at the Special Meeting).
How many votes do I have?
Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to be voted upon at the Special Meeting, as further described in this Proxy Statement. Holders of Voting Preferred Stock (except for the Voting Preferred Stock that may not be voted as stated herein) will vote together as a single class with holders of Common Stock, on an as-converted basis, with respect to all matters before the Special Meeting.
As of the Record Date for the Special Meeting, there were (i) 47,276,015 shares of Common Stock outstanding and entitled to vote, (ii) 12,500 shares of Series A Preferred Stock outstanding, equal to 3,598,992 shares of Common Stock on an as-converted basis, and (iii) 14,000 shares of Series A-2 Preferred Stock outstanding, equal to 2,630,293 shares of Common Stock on an as-converted basis; however, 6,125 shares of Series A Preferred Stock, equal to 1,763,506 shares of Common Stock on an as-converted basis, and 10,000 shares of Series A-2 Preferred Stock, equal to 1,878,781 shares of Common Stock on an as-converted basis, were owned by Continental, and, pursuant to Delaware law, such shares may not be voted at the Special Meeting. The Series B Preferred Stock is non-voting and, as a result, is not entitled to vote at the Special Meeting. Therefore, as of the Record Date, there were a total of 49,863,013 shares of Common Stock and Voting Preferred Stock on an as-converted basis (excluding those shares of Series A Preferred Stock and Series A-2 Preferred Stock owned by Continental) outstanding and entitled to vote.
In accordance with the terms of the May 2020 Investor Agreements (as defined below), each of MG Capital (as defined below), Lancer Capital and JDS1 (as defined below), in each case, as defined and described in “Certain Relationships — Certain Related Person Transactions — The May 2020 Investor Agreements” below, shall vote in favor of the Proposals, collectively representing 8,880,487 shares of Common Stock (including the Voting Preferred Stock on an as-converted basis) as of the Record Date, equivalent to 17.8% of the Voting Securities outstanding and entitled to vote as of the Record Date. In light of MG Capital’s, Lancer Capital’s and JDS1’s requirement to vote in favor of the Proposals in accordance with the May 2020 Investor Agreements, (i) for the Authorized Shares Proposal to be approved, the Company will need to obtain the affirmative vote of 16,051,020 shares of Common Stock (including the Voting Preferred Stock on an as-converted basis) in favor of the Authorized Shares Proposal (ii) for the Rights Offering Proposal to be approved, (A) assuming holders of 50% of the Company’s outstanding Voting Securities are represented at the Special Meeting, the Company will need to obtain the affirmative vote of 3,585,267 shares of Common Stock (including the Voting Preferred Stock on an as-converted basis) in favor of the Rights Offering Proposal and (B) assuming holders of 80% of the Company’s outstanding Voting Securities are represented at the Special Meeting, the Company will need to obtain the affirmative vote of 11,064,719 shares of Common Stock (including the Voting Preferred Stock on an as-converted basis) in favor of the Rights Offering Proposal.
Further, MG Capital, which beneficially owns 2,847,884 shares of Common Stock (including the Voting Preferred Stock on an as-converted basis), equivalent to 5.8% of the Voting Securities outstanding and entitled to vote as of September 25, 2020, has informed the Board of its current intention to subscribe in the Rights Offering for at least its respective full basic subscription privilege. Michael Gorzynski, a member of the Board of Directors of the Company, is the principal of MG Capital. In addition, Jefferies Group LLC (“Jefferies”) and certain of its affiliates, which beneficially own 3,524,974 shares of Common Stock (including the Voting Preferred Stock on an as-converted basis), equivalent to 7.1% of the Voting Securities outstanding and entitled to vote as of September 25, 2020, have also informed the Company that they currently intend to subscribe in the Rights Offering for their full basic subscription privilege. Jefferies LLC, an affiliate of Jefferies, is acting as the dealer manager for the Rights Offering (the “Dealer Manager”). However, because indications to participate are not binding agreements or commitments to purchase, these entities may determine to purchase fewer rights than their full basic subscription privilege or to not purchase any rights in the Rights Offering.
How do I vote?
Whether or not you plan to participate in the Special Meeting, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote in the manner you indicate.

If you submit a proxy but do not indicate any voting instructions, your votes will be voted in accordance with the Board’s recommendations. Voting by proxy will not affect your right to participate in the Special Meeting.
If your shares are registered directly in your name through our stock transfer agent, you may vote:

VIA THE INTERNET —  WWW.INVESTORVOTE.COM/HCHC
Internet voting facilities for stockholders of record will be available 24 hours a day and will remain open until such time the polls are closed during the virtual Special Meeting.
BY MAIL Complete, sign and return the proxy card in the postage pre-paid envelope accompanying the proxy materials so that it is received prior to the November 19, 2020 Special Meeting.

BY TELEPHONE — 1-800-652-VOTE (8683)
Telephone voting facilities for stockholders of record will be available 24 hours a day and will remain open until such time the polls are closed during the virtual Special Meeting.

VOTE ONLINE DURING THE SPECIAL MEETING
You will be able to participate in the Special Meeting online by visiting www.meetingcenter.io/253612857 and using the password HCHC2020, where you will be able to vote electronically and submit questions. You will not be able to attend the Special Meeting in person. You will need the 15-digit control number on your proxy card to participate in the virtual Special Meeting.

If your shares are held in “street name” (meaning the shares are held in the name of a bank, broker or other nominee who is the record holder), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

VIA THE INTERNET Follow the instructions you receive from the bank, broker or other nominee to vote by Internet.	BY MAIL You will receive instructions from the bank, broker or other nominee explaining how to vote your shares by mail.
BY TELEPHONE Follow the instructions you receive from the bank, broker or other nominee to vote by telephone.
VOTE ONLINE DURING THE SPECIAL MEETING
In order to obtain a 15-digit control number that will enable you to participate in the Special Meeting, you must first submit your legal proxy reflecting your HC2 Holdings, Inc. holdings along with your name and email address to Computershare, HC2 Holdings Inc. — Legal Proxy, PO Box 43001, Providence RI 02940-3001, or by email to legalproxy@computershare.com.

Such requests to Computershare must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 16, 2020. You will receive a confirmation email from Computershare of your registration.

How does the Board recommend that I vote on the Proposals?
1.
The Board unanimously recommends that you vote “FOR” the approval of the Authorized Shares Proposal.

2.
The Board unanimously recommends that you vote “FOR” the approval of the Rights Offering Proposal.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed on the enclosed proxy card in accordance with his discretion. As of the time this Proxy Statement was printed, we knew of no matters that need to be acted on at the Special Meeting, other than those described in this Proxy Statement.
May I change or revoke my proxy?
You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you participate in the Special Meeting virtually, at the Special Meeting.
If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:
•
by re-voting at a subsequent time by Internet or by telephone as instructed above;

•
by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above; or

•
by voting during the Special Meeting.

You may also revoke your proxy by delivering a signed revocation letter to Joseph A. Ferraro, the Company’s Corporate Secretary, at the Company’s address above before the Special Meeting, which states that you have revoked your proxy. In light of disruptions caused by the COVID-19 pandemic, if you intend to revoke your proxy by providing such written notice, we advise that you also send a copy via email to corpsec@hc2.com.
Your latest dated proxy card, Internet or telephone vote is the one that is counted.
If your shares are held in the name of a bank, broker or other nominee, you may change your voting instructions by following the instructions of your bank, broker or other nominee.
What if I receive more than one proxy card?
You may receive more than one proxy card, if you hold shares of our Common Stock or Preferred Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will my shares be voted if I do not vote or instruct my nominee how to vote?
If your shares are registered in your name, they will not be voted if you do not vote by Internet, by telephone, by completing, signing and returning your proxy card or during the Special Meeting, as described above under “How Do I Vote?”
With respect to shares held in street name, your bank, broker or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters, but cannot vote such uninstructed shares on “ non-routine” matters. A “broker non-vote” will occur if your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your bank, broker or other nominee chooses not to vote on a matter for which it does have discretionary voting authority. Each of the Proposals is considered a non-routine matter under applicable rules, and therefore your bank, broker or other nominee does not have discretionary authority to vote your uninstructed shares on such matters. Therefore, if you hold your shares in street name, it is critical that you instruct your bank, broker or other nominee how to vote if you want your vote to be counted.
What vote is required to approve the Proposals and how are votes counted?
The affirmative vote of a majority of the outstanding Voting Securities as of the Record Date (with the exception of those shares of Voting Preferred Stock owned by Continental, which are not entitled to be voted at the Special Meeting pursuant to Delaware law), voting as a single class (with the Voting Preferred Stock voting on an as-converted basis), will constitute the stockholders’ approval of the Authorized Shares Proposal. This means that the Authorized Shares Proposal will be approved if the number of shares voted “FOR” such proposal is greater than 50% of the total number of shares of Voting Securities entitled to vote at the Special Meeting. Abstentions and broker non-votes, if any, will have the same effect as votes “AGAINST” the Authorized Shares Proposal, since abstentions and broker non-votes represent shares entitled to vote and thus are included in the denominator in determining the approval percentage.
The affirmative vote of a majority of the votes cast by the holders of the Voting Securities (with the exception of those shares of Voting Preferred Stock owned by Continental, which are not entitled to be voted at the Special Meeting pursuant to Delaware law), voting as a single class (with the Voting Preferred Stock voting on an as-converted basis), will constitute the stockholders’ approval of the Rights Offering Proposal. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
What constitutes a quorum for the Special Meeting?
The presence online at the Special Meeting or by proxy, of the holders of a majority of the voting power of the capital stock of HC2 outstanding and entitled to vote at the Special Meeting, including its Common Stock and Voting Preferred Stock, on an as-converted basis, is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present online at the Special Meeting or by proxy, broker non-votes, if any, and abstentions will be counted for purposes of determining whether a quorum exists. A quorum is necessary before business may be transacted at the Special Meeting except that, even if a quorum is not present, with respect to the matter to be voted upon, the chairman of the Special Meeting or the holders of shares having a majority of the voting power present virtually or represented by proxy at the Special Meeting, with respect to the matter or matters to be voted upon, shall have the power to adjourn the Special Meeting, from time to time until a quorum is present with respect to the matter to be voted upon. As of the Record Date for the Special Meeting, there were (i) 47,276,015 shares of Common Stock outstanding and entitled to vote, (ii) 12,500 shares of Series A Preferred Stock outstanding, equal to 3,598,992 shares of Common Stock on an as-converted basis, and (iii) 14,000 shares of Series A-2 Preferred Stock outstanding, equal to 2,630,293 shares of Common Stock on an as-converted basis; however, 6,125 shares of Series A Preferred Stock, equal to 1,763,506 shares of Common Stock on an as-converted basis, and 10,000 shares of Series A-2 Preferred Stock, equal to 1,878,781 shares of Common Stock on an as-converted basis, were owned by Continental, and, pursuant to Delaware law, such shares may not be voted at the Special Meeting. The Series B Preferred Stock is non-voting and, as a result, is not entitled to vote at the Special Meeting. Therefore, as of the Record Date, there were a total of 49,863,013 shares of Common Stock and Voting Preferred Stock on an as-converted basis (excluding those shares of Series A Preferred Stock and Series A-2 Preferred Stock owned by Continental) outstanding and entitled to vote. Thus, the holders of 24,931,507 shares of Common Stock or its equivalents must be present online at the Special Meeting or represented by proxy at the Special Meeting to have a quorum for the transaction of business.
What will happen if the Proposals are not approved?
If the Authorized Shares Proposal is not approved and we are unable to otherwise obtain stockholder approval for the Authorized Shares Proposal, the Rights Offering will not be consummated (unless the Company waives the condition to the Rights Offering related to the Authorized Shares Proposal) and the Company may consider alternative financing options to meet its ongoing financial obligations. The Company may also consider alternative transactions or actions to ensure that the Company has sufficient authorized shares to meet its obligations. If the Rights Offering Proposal is not approved and we are unable to otherwise obtain stockholder approval for the Rights Offering Proposal, the Series B Preferred Stock issued to Lancer Capital under the Investment Agreement will not be converted into Common Stock, except to the extent that stockholder approval is not required under the rules of the New York Stock Exchange (i.e., up to 1.0% of the outstanding Common Stock) and will remain outstanding subject to redemption in accordance with its terms. In the event that the Rights Offering Proposal is approved and the Authorized Shares Proposal is not approved, absent a waiver of the condition to the Rights Offering related to the Authorized Shares Proposal, any Series B

Preferred Stock owned by Lancer Capital will be converted into Common Stock. See the sections entitled “Proposal 1 — Amendment No. 2 to Second Amended and Restated Certificate of Incorporation of HC2 Holdings, Inc.” and “Proposal 2 — Approval of the conversion of up to 35,000 shares of the Series B Preferred Stock into Common Stock in connection with the Rights Offering, to the extent that the issuance of Common Stock upon conversion of such shares of Series B Preferred Stock requires approval under the rules and regulations of the NYSE” for additional details.
What happens if the Special Meeting is adjourned or postponed?
Although it is not expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Special Meeting, by the chairman of the Special Meeting or the holders of shares having a majority of the voting power present virtually or represented by proxy at the Special Meeting, whether or not a quorum exists. Any signed proxies received by the Company will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Company stockholders who have already sent in their proxies to revoke them at any time prior to their use.
What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by email or other electronic means or by telephone. We will pay these directors, officers and employees no additional compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable, out-of-pocket expenses.
In addition, we have retained Okapi Partners LLC to aid in the solicitation of proxies. We will pay Okapi Partners LLC an initial retainer fee not to exceed $25,000 plus additional fees for services provided during the solicitation and reimbursement of its costs and expenses for its services. If you have questions about the Special Meeting or need additional copies of this Proxy Statement or additional proxy cards, please contact our proxy solicitation agent as follows:
Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Banks and Brokerage Firms, please call (212) 297-0720
Stockholders, please call (855) 208-8902
Via email at HC2proxy@okapipartners.com
Copies of the SEC Filings
Copies of this Proxy Statement, the Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”), and our Quarterly Reports on Form 10-Q for the three months ended March 31, 2020 and June 30, 2020, which include our financial statements and provide additional information about us, are available to stockholders of record and entitled to vote at the Special Meeting and to notice thereof on the Company’s website at www.hc2.com under “Investor Relations — Proxy Materials.” On or prior to November 9, 2020, we expect to issue our financial results for the quarterly period ended September 30, 2020. Each person whose proxy is being solicited and who represents that, as of the Record Date, he or she was a beneficial owner of shares entitled to be voted at such meeting may obtain additional printed copies of the 2019 Annual Report, including our financial statements, free of charge, from us by sending a written request to HC2 Holdings, Inc., 450 Park Avenue, 29th Floor, New York, NY 10022, Attention: Corporate Secretary. Exhibits will be provided upon written request.

BACKGROUND OF THE PROPOSALS
As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, filed with the SEC on August 10, 2020, HC2 is a holding company with liquidity needs primarily for interest payments on its (i) 11.50% senior secured notes due 2021 (the “Senior Secured Notes”), (ii) $15.0 million secured revolving credit agreement, entered into in March 2020 (the “2020 Revolving Credit Agreement”), and (iii) 7.5% convertible notes due 2022 (the “Convertible Notes”), as well as dividend payments on its Voting Preferred Stock and recurring operational expenses. On a stand-alone unconsolidated basis, as of June 30, 2020, HC2 had cash and cash equivalents of $0.9 million compared to $11.6 million at December 31, 2019. As of June 30, 2020, the Company (HC2 together with its consolidated subsidiaries), on a consolidated basis, had $203.8 million of cash and cash equivalents compared to $228.8 million as of December 31, 2019. At June 30, 2020, cash and cash equivalents in our insurance segment amounted to $139.5 million compared to $170.5 million at December 31, 2019.
Our subsidiaries’ principal liquidity requirements arise from cash used in operating activities; debt service, and capital expenditures, including purchases of steel construction equipment, fueling stations, network equipment (such as switches, related transmission equipment and capacity), and service infrastructure; liabilities associated with insurance products; development of back-office systems; operating costs and expenses; and income taxes. As of June 30, 2020, the Company had $654.6 million of indebtedness on a consolidated basis compared to $805.0 million as of December 31, 2019. On a stand-alone unconsolidated basis, as of June 30, 2020 and December 31, 2019, HC2 had indebtedness of $412.4 million and $540.0 million, respectively. HC2’s stand-alone debt consists of $342.4 million aggregate principal amount of the Senior Secured Notes, $55.0 million aggregate principal amount of the Convertible Notes, and the $15.0 million 2020 Revolving Credit Agreement. HC2 is required to make semi-annual interest payments on the Senior Secured Notes and Convertible Notes, and quarterly interest payments on its 2020 Revolving Credit Agreement. In addition, HC2 has outstanding Voting Preferred Stock which provides for quarterly dividend payments on January 15th, April 15th, July 15th, and October 15th of each year. We have financed our growth and operations to date, and expect to finance our future growth and operations, through public offerings and private placements of debt and equity securities, credit facilities, vendor financing, capital lease financing and other financing arrangements, as well as cash generated from the operations of our subsidiaries. Recently, we have begun to see significant cost increases, primarily in our construction segment, driven by expenses associated with maintaining a safe work environment and while executing on the segment’s projects. Although the COVID-19 pandemic did not have a material impact on HC2’s liquidity in the first half of 2020, the Company’s management believes the continuation of the pandemic and its related effect on the U.S. and global economies could introduce added pressure on the Company’s liquidity position and financial performance.
On May 13, 2020, the Board approved, based on the recommendation of the Nominating and Governance Committee of the Board, the Company’s entry into the May 2020 Investor Agreements with each of Lancer Capital, MG Capital and JDS1, as described in “Certain Relationships — Certain Related Person Transactions — The May 2020 Investor Agreements,” pursuant to which the Board agreed, among other things, (i) to appoint each of Messrs. Glazer and Gorzynski, among other director candidates, to the Board, effective immediately, (ii) to nominate each of Messrs. Glazer and Gorzynski, among other director candidates, for election to the Board at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), and (iii) to appoint Mr. Glazer as Chairman of the Board, effective immediately.
Since issuing the Senior Secured Notes and the Convertible Notes in late 2018, we have been focused on improving our capital structure and balance sheet, with the specific desire to reduce our level of outstanding debt and the amount of debt service due. Regarding debt reduction, this year the Company sold Global Marine Group and a portion of Global Marine Group’s 49% investment in Huawei Marine Networks Co., Limited, which reduced outstanding debt by $128 million. Regarding debt service, the Company has the ability to upstream cash to meet its liquidity needs and has historically relied upon cash dividends from its subsidiaries to meet its financial obligations at the holding company, with little excess cash left on the balance sheet. However, certain of our subsidiaries have faced some level of headwinds from the COVID-19 pandemic and other events, which could put undue strain on our subsidiaries that could potentially limit levels of upstream cash dividends, as well as impact strategic options planned or under consideration in the near term. We desire to improve our financial position in order to alleviate any undue strain our subsidiaries may experience from such headwinds.

In light of the factors discussed in this section, we are prepared to refinance our Senior Secure Notes and 2020 Revolving Credit Agreement. Beginning in July 2020, the Company’s management discussed potential refinancing options with the Company’s financial advisor, Jefferies, including, among other things, the possibility of commencing a rights offering as one of several means available to the Company to address its capital needs as the Company moves toward a refinancing of certain of its outstanding indebtedness.
Following such discussions, in August 2020, Lancer Capital advised the Company that it would be amenable to making a $35.0 million at-the-market capital investment in the Company to help strengthen its financial position prior to refinancing our Senior Secured Notes. Due to existing restrictions and limitations imposed upon the Company under its currently outstanding debt and preferred stock instruments, the Company determined that such investment, if approved by the Board, would need to be in the form of an equity investment, rather than provided as a loan. Additional regulatory requirements further limited the character of such equity investment to non-voting, preferred equity, until such time as the Company (or Lancer Capital) obtained regulatory relief from such restrictions. Such limitations were discussed with Lancer Capital, which indicated Lancer Capital’s continued willingness to consider its investment.
On August 9, 2020, the Board discussed Lancer Capital’s proposal. In its deliberations, the Board considered and ultimately decided to expand the scope of this pre-refinancing capital raise, suggesting that Lancer Capital position its investment as a backstop to a rights offering conducted on substantially the same terms as were proposed by Lancer Capital. Such a structure would provide all stockholders with proportionate rights to purchase the Company’s Common Stock, notwithstanding the non-voting, preferred stock required to be issued to Lancer Capital (due to its affiliate status and level of ownership of the Company) prior to satisfaction of applicable regulatory restraints under the then-current proposal. This decision was made following careful consideration of several factors relating to a potential rights offering, including among others, the appropriate target size of such rights offering and related considerations, addressing the Company’s capital needs, potential dilution of the holdings of existing stockholders and anti-dilution provisions in the Company’s existing financing instruments, transferability of rights (except by Lancer Capital) and the potential pursuit of a strategic asset sale.
On August 20, 2020, the Board formed a special committee, comprised of independent directors Warren H. Gfeller and Shelly C. Lombard (the “Committee”), and delegated to such Committee, among other things, the responsibility to negotiate and recommend any potential transactions contemplated by the Company involving one or more of the Company’s stockholders or members of the Board, including a potential transaction with Lancer Capital, leading to an arms-length negotiation of the Investment Agreement with Lancer Capital. The Committee was advised by its own legal and financial advisors.
Throughout August and early September 2020, the Board and the Committee, each met on several occasions, including with Jefferies, the Company’s management and Skadden, Arps, Slate, Meagher & Flom LLP, the Company’s legal advisor, to actively monitor the Company’s capital needs, receive updates from management with respect thereto, discuss the Company’s financing alternatives, including, among other alternatives, potential asset sales, subsidiary dividends and a rights offering, discuss potential backstopping arrangements with investors, including a potential investment agreement with Lancer Capital, and discuss implications of the proposed financing options on the Company’s stockholders. The Committee conducted extensive negotiations with respect to the Investment Agreement, including, but not limited to, negotiating the standstill provision and considering the appropriate size of the rights offering amount. The Committee also negotiated to significantly reduce the maximum permitted ownership level requested by Lancer Capital as part of the standstill restrictions imposed on Lancer Capital pursuant to the Investment Agreement. Throughout these discussions, the Committee considered, among other things, the 25% ownership threshold currently imposed on Lancer Capital by the Texas Department of Insurance (“TDI”). The Committee also retained Sidley Austin LLP as separate counsel to advise it.
In the beginning of September 2020, the Board and the Committee continued to discuss the implications of the Rights Offering and reviewed the terms of the Investment Agreement. At a meeting of the Board of Directors on September 2, 2020, the Committee determined that each of the Rights Offering and the Investment Agreement was in the best interests of the Company and its stockholders, and recommended that the Board approve the commencement of the Rights Offering and the Company’s entry into the Investment Agreement.

The subscription price is equal to the closing price of the Common Stock on the trading day prior to the announcement on September 9, 2020 of the Company’s plan to proceed with the Rights Offering and was determined as part of a process led by the Committee, which led to the arms-length negotiation of, and the Company’s entry into, the Investment Agreement with Lancer Capital under which Lancer Capital has agreed to the Backstop Arrangement.
In determining the subscription price for the Rights Offering, the Board, with the advice and input of the Committee, management and advisors, considered a number of factors, including, among others, the likely cost of capital from other sources and general conditions of the securities markets, the price at which the Company’s stockholders might be willing to participate in the Rights Offering, historical and current trading prices for the Company’s Common Stock, the Company’s need for capital and the desire to provide an opportunity to the Company’s stockholders to participate in the Rights Offering on a pro rata basis. In conjunction with its review of these factors, the Board also reviewed a range of subscription prices in various prior rights offerings of public companies.
The subscription price does not necessarily reflect the book value of the Company’s assets or its past operations, cash flows, losses, financial condition, net worth or any other established criteria used to value securities. The subscription price should not be considered to be an indication of the fair value of the Common Stock.
On September 9, 2020, after further discussion of the Investment Agreement and the Rights Offering, the Board determined that it was in the best interests of the Company and its stockholders to enter into the Investment Agreement with Lancer Capital and a registration rights agreement (the “Registration Rights Agreement”) with Lancer Capital, pursuant to which Lancer Capital will have certain customary shelf demand and piggyback registration rights with respect to the Common Stock issuable upon conversion of the Series B Preferred Stock (the “Registrable Common Stock”), and to pursue the Rights Offering.
Also on September 9, 2020, the Company issued a press release and filed a Current Report on Form 8-K with the SEC, announcing, among other things, the Board’s approval of a plan to proceed with steps to commence the Rights Offering and the Company’s entry into the Investment Agreement.
On September 17, 2020, at the request of the Company pursuant to the Investment Agreement, Lancer Capital purchased 5,560 shares of Series B Preferred Stock, providing an aggregate of $5.56 million in funds to the Company.
On September 22, 2020, the Company issued a press release and filed a Current Report on Form 8-K with the SEC, announcing that the Board fixed the record date for the Rights Offering as October 2, 2020.
On October 6, 2020, the Company filed the preliminary proxy statement with the SEC.
On October 7, 2020, the Company issued a press release and filed a Current Report on Form 8-K with the SEC announcing the commencement of the Rights Offering, made pursuant to (i) the Company’s Registration Statement on Form S-3 (the “Registration Statement”), which was previously filed with the SEC and became effective on September 23, 2020, (ii) the prospectus forming a part of the Registration Statement and (iii) the prospectus supplement relating the Rights Offering, which was filed with the SEC on October 7, 2020.
The rights will expire if they are not exercised by 5:00 p.m., New York City time, on November 20, 2020,the expected expiration date of the Rights Offering, unless the expiration date is extended, including to provide additional time for our stockholders to approve the Authorized Shares Proposal.

Effect of the Rights Offering, Assuming Approval of the Proposals
Beneficial Ownership of Fully Diluted Common Stock
The following table depicts the pro forma effect of the Proposals on the ownership of our fully diluted Common Stock, including our Preferred Stock, warrants, outstanding options and Convertible Notes, as of September 25, 2020. The table assumes that (i) the Authorized Shares Proposal is approved and the number of authorized shares of Common Stock is increased to 250,000,000 shares and (ii) the Rights Offering Proposal is approved.
			Pro Forma for the Proposals1
			Minimum Lancer Capital Participation2		Maximum Lancer Capital Participation3
	No. of Shares	Percentage of Common Stock (fully diluted)	No. of Shares	Percentage of Common Stock (fully diluted)	No. of Shares	Percentage of Common Stock (fully diluted)
Existing Common Stockholders4	47,303,687	63.6%	75,938,048	75.5%	62,722,189	71.8%
Series A Preferred Stockholders	3,057,626	4.1%	3,057,626	3.0%	3,057,626	3.5%
Series A-2 Preferred Stockholders	2,065,171	2.8%	2,065,171	2.1%	2,065,171	2.4%
Series B Preferred Stockholders5	2,449,339	3.3%	—	—%	—	—%
Holders of Warrants6	2,229,314	3.0%	2,229,314	2.2%	2,229,314	2.6%
Holders of Outstanding Options7	4,739,858	6.4%	4,739,858	4.7%	4,739,858	5.4%
Holders of Convertible Notes8	12,557,078	16.9%	12,557,078	12.5%	12,557,078	14.4%
Total	74,402,073	100.0%	100,587,095	100.0%	87,371,236	100.0%

This pro forma does not reflect any anti-dilution adjustments to the Company’s Series A Preferred Stock, Series A-2 Preferred Stock, warrants, options or Convertible Notes that may be made in connection with the Rights Offering.

Assumes that (i) Lancer Capital does not backstop any portion of the Rights Offering in excess of the $5.56 million funded to date under the Investment Agreement; (ii) 5,190 shares of Series B Preferred Stock held by Lancer Capital as of September 25, 2020 are converted into Common Stock; (iii) 370 shares of Series B Preferred Stock held by Lancer Capital as of September 25, 2020 are not converted into Common Stock given that converting such shares under this scenario would exceed Lancer Capital’s Allocable Participation Right; and (iv) Existing Stockholders fully subscribe to the Rights Offering for their basic subscription privilege.

Assumes that (i) Lancer Capital backstops the Rights Offering to the fullest extent by funding its entire $35.0 million commitment under the Investment Agreement; (ii) the 35,000 shares of Series B Preferred Stock held by Lancer Capital under this scenario are converted into Common Stock (notwithstanding any other rules and regulations (including those of the TDI) limiting or prohibiting Lancer Capital from purchasing or acquiring our Common Stock); (iii) no Existing Stockholders (other than Lancer Capital) subscribe to the Rights Offering; and (iv) the Company does not exercise its redemption right under the Investment Agreement (as discussed further below).

Includes outstanding Common Stock and Restricted Stock Awards held by Mr. Glazer and Mr. Gorzynski. Excludes Common Stock underlying options, warrants, Convertible Notes and Preferred Stock.

Reflects the 5,560 shares of Series B Preferred Stock held by Lancer Capital as of September 25, 2020, on an as-converted basis.

Reflects an exercise price of $6.35.

The above amounts include, in the respective categories of the Company’s securities, the securities owned by Lancer Capital and the Officers and Directors of the Company.
The following table depicts the pro forma effect of the Proposals on our fully diluted Common Stock beneficially owned by Lancer Capital and the Officers and Directors of the Company, as of September 25, 2020.
			Pro Forma for the Proposals9
			Minimum Lancer Capital Participation10		Maximum Lancer Capital Participation11
	No. of Shares	Percentage of Common Stock (fully diluted)	No. of Shares	Percentage of Common Stock (fully diluted)	No. of Shares	Percentage of Common Stock (fully diluted)
Lancer Capital12	7,091,574	9.5%	6,928,417	6.9%	20,060,737	23.0%
Officers and Directors of the Company13	11,681,845	15.7%	11,518,688	11.5%	24,651,008	28.2%

Reflects a range of exercise prices from $2.62 to $8.25. Excludes 2,276,582 options that are scheduled to expire on October 8, 2020.

Reflects a conversion price of $4.38.

This pro forma does not reflect any anti-dilution adjustments to the Company’s Series A Preferred Stock or Series A-2 Preferred Stock, warrants, options and Convertible Notes that may be made in connection with the Rights Offering.

Assumes that (i) Lancer Capital does not backstop any portion of the Rights Offering in excess of the $5.56 million funded to date under the Investment Agreement; (ii) 5,190 shares of Series B Preferred Stock held by Lancer Capital as of September 25, 2020 are converted into Common Stock; (iii) 370 shares of Series B Preferred Stock held by Lancer Capital as of September 25, 2020 are not converted into Common Stock given that converting such shares under this scenario would exceed Lancer Capital’s Allocable Participation Right; and (iv) Existing Stockholders fully subscribe to the Rights Offering for their basic subscription privilege.

Assumes that (i) Lancer Capital backstops the Rights Offering to the fullest extent by funding its entire $35.0 million commitment under the Investment Agreement; (ii) the 35,000 shares of Series B Preferred Stock held by Lancer Capital under this scenario are converted into Common Stock (notwithstanding any other rules and regulations (including those of the TDI) limiting or prohibiting Lancer Capital from purchasing or acquiring our Common Stock); (iii) no Existing Stockholders (other than Lancer Capital) subscribe to the Rights Offering; and (iv) the Company does not exercise its redemption right under the Investment Agreement (as discussed further below).

Reflects (i) the outstanding shares of Common Stock and Common Stock underlying Convertible Notes and Preferred Stock beneficially owned by Lancer Capital and (ii) Restricted Stock Awards held by Mr. Glazer.

13
Reflects (i) the outstanding shares of Common Stock and Common Stock underlying Convertible Notes, options, warrants and Preferred Stock beneficially owned by the officers and Directors of the Company, including such shares of Common Stock beneficially owned by Lancer Capital and (ii) Restricted Stock Awards held by Mr. Glazer and Mr. Gorzynski.

Ownership of Voting Securities
The following table depicts the pro forma effect of the Proposals on the ownership of our Voting Securities as of September 25, 2020. The table assumes that (i) the Authorized Shares Proposal is approved and the number of authorized shares of Common Stock is increased to 250,000,000 shares and (ii) the Rights Offering Proposal is approved.
			Pro Forma for the Proposals1
			Minimum Lancer Capital Participation2		Maximum Lancer Capital Participation3
	No. of Shares	Percentage of Voting Securities	No. of Shares	Percentage of Voting Securities	No. of Shares	Percentage of Voting Securities
Existing Common Stockholders4	47,303,687	90.2%	75,938,048	93.7%	62,722,189	92.4%
Series A Preferred Stockholders	3,057,626	5.8%	3,057,626	3.8%	3,057,626	4.5%
Series A-2 Preferred Stockholders	2,065,171	3.9%	2,065,171	2.5%	2,065,171	3.0%
Total	52,426,484	100.00%	81,060,845	100.00%	67,844,986	100.00%

1
This pro forma does not reflect any anti-dilution adjustments to the Company’s Series A Preferred Stock, Series A-2 Preferred Stock, warrants, options or Convertible Notes that may be made in connection with the Rights Offering.

2
Assumes that (i) Lancer Capital does not backstop any portion of the Rights Offering in excess of the $5.56 million funded to date under the Investment Agreement; (ii) 5,190 shares of Series B Preferred Stock held by Lancer Capital as of September 25, 2020 are converted into Common Stock; (iii) 370 shares of Series B Preferred Stock held by Lancer Capital as of September 25, 2020 are not converted into Common Stock given that converting such shares under this scenario would exceed Lancer Capital’s Allocable Participation Right; and (iv) Existing Stockholders fully subscribe to the Rights Offering for their basic subscription privilege.

3
Assumes that (i) Lancer Capital backstops the Rights Offering to the fullest extent by funding its entire $35.0 million commitment under the Investment Agreement; (ii) the 35,000 shares of Series B Preferred Stock held by Lancer Capital under this scenario are converted into Common Stock (notwithstanding any other rules and regulations (including those of the TDI) limiting or prohibiting Lancer Capital from purchasing or acquiring our Common Stock); (iii) no Existing Stockholders (other than Lancer Capital) subscribe to the Rights Offering; and (iv) the Company does not exercise its redemption right under the Investment Agreement.

4
Includes outstanding Common Stock and Restricted Stock Awards held by Mr. Glazer and Mr. Gorzynski. Excludes Common Stock underlying Series A Preferred Stock and Series A-2 Preferred Stock.

The above amounts include, in the respective categories of the Company’s Voting Securities, the securities owned by Lancer Capital and the Officers and Directors of the Company.
The following table depicts the pro forma effect of the Proposals on our Voting Securities owned by Lancer Capital and the Officers and Directors of the Company, as of September 25, 2020.
			Pro Forma for the Proposals5
			Minimum Lancer Capital Participation6		Maximum Lancer Capital Participation7
	No. of Shares	Percentage of Voting Securities	No. of Shares	Percentage of Voting Securities	No. of Shares	Percentage of Voting Securities
Lancer Capital8	4,185,614	8.0%	6,471,796	8.0%	19,604,116	28.9%
Officers and Directors of the Company9	8,543,157	12.7%	10,829,339	11.6%	23,961,659	29.8%

5
This pro forma does not reflect any anti-dilution adjustments to the Company’s Series A Preferred Stock or Series A-2 Preferred Stock that may be made in connection with the Rights Offering.

6
Assumes that (i) Lancer Capital does not backstop any portion of the Rights Offering in excess of the $5.56 million funded to date under the Investment Agreement; (ii) 5,190 shares of Series B Preferred Stock held by Lancer Capital as of September 25, 2020 are converted into Common Stock; (iii) 370 shares of Series B Preferred Stock held by Lancer Capital as of September 25, 2020 are not converted into Common Stock given that converting such shares under this scenario would exceed Lancer Capital’s Allocable Participation Right; and (iv) Existing Stockholders fully subscribe to the Rights Offering for their basic subscription privilege.

7
Assumes that (i) Lancer Capital backstops the Rights Offering to the fullest extent by funding its entire $35.0 million commitment under the Investment Agreement; (ii) the 35,000 shares of Series B Preferred Stock held by Lancer Capital under this scenario are converted into Common Stock (notwithstanding any other rules and regulations (including those of the TDI) limiting or prohibiting Lancer Capital from purchasing or acquiring our Common Stock); (iii) no Existing Stockholders (other than Lancer Capital) subscribe to the Rights Offering; and (iv) the Company does not exercise its redemption right under the Investment Agreement (as discussed further below).

8
The 4,185,614 share figure reflects (i) the shares of outstanding Common Stock owned by Lancer Capital and (ii) Restricted Stock Awards held by Mr. Glazer, but does not include, on an as-converted basis, the 5,560 shares of Series B Preferred Stock or the Convertible Notes owned by Lancer Capital as of September 25, 2020. However, (i) the share number in the “Minimum Lancer Capital Participation” scenario includes, on an as-converted basis, 5,190 shares of Series B Preferred Stock owned by Lancer Capital as of September 25, 2020 and (ii) the share number in the “Maximum Lancer Capital Participation” scenario includes, on an as-converted basis, the full 5,560 shares of Series B Preferred Stock owned by Lancer Capital as of September 25, 2020. The share numbers under each of the pro forma scenarios do not include, on an as-converted basis, the Convertible Notes owned by Lancer Capital as of September 25, 2020.

9
Reflects (i) Voting Securities owned by the officers and Directors of the Company, including such Voting Securities owned by Lancer Capital and (ii) Restricted Stock Awards held by Mr. Glazer and Mr. Gorzynski.

Consequences if Stockholders Do Not Approve the Proposals
If the Authorized Shares Proposal is not approved and we are unable to otherwise obtain stockholder approval for the Authorized Shares Proposal, the Rights Offering will not be consummated (unless the Company waives the condition to the Rights Offering related to the Authorized Shares Proposal) and the Company may consider alternative financing options to meet its ongoing financial obligations. The Company may also consider alternative transactions or actions to ensure that the Company has sufficient authorized shares to meet its obligations. If the Rights Offering Proposal is not approved and we are unable to otherwise obtain stockholder approval for the Rights Offering Proposal, the Series B Preferred Stock issued to Lancer Capital under the Investment Agreement will not be converted into Common Stock, except to the extent that stockholder approval is not required under the rules of the New York Stock Exchange (i.e., up to 1.0% of the outstanding Common Stock) and will remain outstanding subject to redemption in accordance with its terms. In the event that the Rights Offering Proposal is approved and the Authorized Shares Proposal is not approved, absent a waiver of the condition to the Rights Offering related to the Authorized Shares Proposal, any Series B Preferred Stock owned by Lancer Capital will be converted into Common Stock.
See the sections entitled “Proposal 1 — Amendment No. 2 to Second Amended and Restated Certificate of Incorporation of HC2 Holdings, Inc.” and “Proposal 2 — Approval of the conversion of up to 35,000 shares of the Series B Preferred Stock into Common Stock in connection with the Rights Offering, to the extent that the issuance of Common Stock upon conversion of such shares of Series B Preferred Stock requires approval under the rules and regulations of the NYSE” for additional details.
Recommendation of the Board of Directors
The Board has determined that the increase of the authorized shares of Common Stock is in the best interest of the Company and its stockholders. Accordingly, the Board has unanimously determined to (1) approve Amendment No. 2 to the Certificate of Incorporation (“Amendment No. 2”), including the Authorized Shares Proposal, (2) submit the Authorized Shares Proposal to our stockholders and (3) recommend that our stockholders vote for the Authorized Shares Proposal.
The Board has determined that the conversion of the Series B Preferred Stock into Common Stock in connection with the Rights Offering is in the best interests of the Company and its stockholders. Accordingly, the Board has unanimously determined to (1) approve the conversion of up to 35,000 shares of the Series B Preferred Stock into Common Stock in connection with the Rights Offering, including the Rights Offering Proposal, (2) submit the Rights Offering Proposal to our stockholders and (3) recommend that our stockholders vote for the Rights Offering Proposal.

PROPOSAL 1
AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
HC2 HOLDINGS, INC.
The Proposal
The Board has approved and is recommending to the stockholders for approval at the Special Meeting, an amendment to ARTICLE IV of the Certificate of Incorporation, which sets forth the terms of the Company’s authorized capital stock. ARTICLE IV currently authorizes 80,000,000 shares of Common Stock, par value $0.001 per share, as well as 20,000,000 shares of preferred stock, par value $0.001 per share. The proposed amendment would increase the authorized shares of Common Stock to 250,000,000 shares. The authorized shares of preferred stock would remain at 20,000,000. If adopted by the Company’s stockholders, this amendment would become effective upon filing of an appropriate certificate of amendment with the Secretary of State of the State of Delaware. The proposed amendment to ARTICLE IV of the Certificate of Incorporation would replace the first paragraph of such article with the following:
“The total number of shares of stock which the Corporation shall have authority to issue is 270,000,000 shares of capital stock, consisting of (i) 250,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”
The additional shares of Common Stock authorized by the proposed amendment would become a part of the existing class of the Company’s Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. The proposed amendment will not affect the par value of the Common Stock, which will remain at $0.001 per share. The shares would not (and the shares of Common Stock presently outstanding do not) entitle the holders thereof to preemptive rights to purchase Common Stock or other securities or to cumulative voting rights.
As of the Record Date, 47,276,015 shares of Common Stock were issued and outstanding, 1,109,751 shares were in treasury, 30,335,249 shares were reserved for issuance upon conversion of the Series A Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock and Convertible Notes, and under the Company’s Second Amended and Restated 2014 Omnibus Equity Award Plan, and an additional 1,278,985 shares of Common Stock were available for issuance for future purposes. As a result of the Rights Offering, the Board deems it advisable to increase our authorized Common Stock.
Purpose and Effect of Approving Amendment No. 2 to the Certificate of Incorporation
The purpose of amending the Certificate of Incorporation to increase the authorized share capital of the Company is to provide the Company with sufficient common share capacity to issue shares of Common Stock. The availability of significant authorized but unissued shares of Common Stock in the Company will provide the Company flexibility to issue additional common equity and create dilution without further approval of the Company’s stockholders. The Board believes that this additional flexibility is warranted in light of the additional shares of Common Stock to be issued in the Rights Offering.
We have not proposed the increase in the authorized number of shares of Common Stock with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company. We are not aware of any pending or threatened efforts to acquire control of the Company.
The text of the proposed Amendment No. 2 to the Certificate of Incorporation to increase the authorized shares of Common Stock to 250,000,000 shares is included as Appendix A to this Proxy Statement.
Required Vote
Approval of the adoption of the proposed Amendment No. 2 to increase the authorized shares of Common Stock to 250,000,000 shares requires the affirmative vote of a majority of the outstanding Voting Securities as of the Record Date (with the exception of those shares of Voting Preferred Stock owned by Continental, which are not entitled to be voted at the Special Meeting pursuant to Delaware law), voting as a single class (with the Voting Preferred Stock voting on an as-converted basis). This means that the Authorized Shares Proposal will be approved if the number of shares voted “FOR” such proposal is greater than 50% of the total number of shares of Voting Securities entitled to vote at the Special Meeting. Abstentions and broker non-votes, if any, will have the same effect as votes “AGAINST” the Authorized Shares Proposal, since abstentions and broker non-votes represent shares entitled to vote and thus are included in the denominator in determining the approval percentage. Approval of the Authorized Shares Proposal is not conditioned upon approval of the Rights Offering Proposal.
No Appraisal Rights
Stockholders do not have appraisal rights under the Delaware General Corporation Law or under the Certificate of Incorporation in connection with the Authorized Shares Proposal, and we will not independently provide stockholders with any such right.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” APPROVAL OF AMENDMENT NO. 2 TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 250,000,000 SHARES.

PROPOSAL 2
APPROVAL OF THE CONVERSION OF UP TO 35,000 SHARES OF THE SERIES B PREFERRED STOCK INTO COMMON STOCK IN CONNECTION WITH THE RIGHTS OFFERING, TO THE EXTENT THAT THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF SUCH SHARES OF SERIES B PREFERRED STOCK REQUIRES APPROVAL UNDER THE RULES AND REGULATIONS OF THE NEW YORK STOCK EXCHANGE
The Proposal
We are proposing the conversion of up to 35,000 shares of our Series B Preferred Stock into Common Stock at a price of $2.27 per share, which would be convertible into in excess of 1% of our outstanding shares of Common Stock, in connection with the Rights Offering, upon the terms and conditions more fully described below. The Rights Offering is being made through a distribution of transferable subscription rights to each Existing Stockholder with each subscription right entitling the existing stockholder to purchase 0.5462 shares of the Company’s Common Stock at a subscription price equal to $2.27 per whole share of Common Stock. Although the rights are transferrable, the Company does not intend to list the rights on the NYSE or any other national securities exchange. Therefore, the rights will effectively only be able to be transferred in private transactions. The rights will cease to be transferable as to any stockholder once exercised. Each Existing Stockholder is receiving a number of subscription rights equal to its pro rata portion of the total shares of Common Stock and Preferred Stock (on an as-converted basis) outstanding as of the Record Date. Assuming the Rights Offering is fully subscribed, the Company currently expects to receive aggregate gross proceeds of approximately $65.0 million and aggregate net proceeds of approximately $63.3 million, after deducting estimated offering expenses relating to the Rights Offering. Assuming the Rights Offering is not fully subscribed, the Company expects to receive minimum aggregate net proceeds of approximately $33.3 million, after deducting estimated offering expenses relating to the Rights Offering. The Company expects to use the net proceeds for general corporate purposes, including debt service and for working capital.
Our Common Stock is listed on the NYSE and, as a result, we are subject to the rules and regulations of the NYSE. In accordance with the Investment Agreement, and in connection with the consummation of the Rights Offering, up to 35,000 shares of the Series B Preferred Stock, which were previously non-convertible, will be automatically converted into more than 1% of our currently outstanding Common Stock as further described in the subsection entitled “— Summary Terms of the Series B Preferred Stock — Conversion Rights” below. Although the Company has not “issued” securities convertible into or exercisable for Common Stock in connection with the Rights Offering, as a result of the Rights Offering Proposal, previously non-convertible securities, for the reasons described in the subsection entitled “—Summary Terms of the Series B Preferred Stock — Conversion Rights” below, will become convertible into or exercisable for Common Stock upon the vote of a majority of the votes cast by the holders of the Common Stock and Voting Preferred Stock (with the exception of those shares of Voting Preferred Stock owned by Continental, which are not entitled to be voted at the Special Meeting pursuant to Delaware law), in support of the Rights Offering Proposal. To the extent that, in connection with the automatic conversion, our Common Stock issuable to Lancer Capital upon such conversion would have exceeded the Allocable Participation Right (as defined below), then such shares of Series B Preferred Stock shall remain outstanding, be non-convertible into our Common Stock and be subject to redemption by us, at our option.
As a result, unless an exemption under the NYSE rules is otherwise available, approval by holders of the Voting Securities of the proposed conversion would be required by Rule 312.03(b) of the NYSE Listed Company Manual. Rule 312.03(b) of the NYSE Listed Company Manual requires stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, to (1) a director, officer or substantial security holder of the company (each a “Related Party”), (2) a subsidiary, affiliate or other closely related person of a Related Party or (3) any company or entity in which a Related Party has a substantial direct or indirect interest, in each case, if the number of shares of common stock to be issued, or the number of shares of common stock into which the securities may be convertible or exercisable, exceeds 1% of either the number of shares of common stock or the voting power outstanding before the issuance (the “Stockholder Approval”). The Company is obligated under NYSE rules to obtain the Stockholder Approval prior to the conversion of the Series B Preferred Stock held by Lancer Capital because (1) Lancer Capital is a Related Party under the rules and regulations of the NYSE given that its sole owner, Mr. Glazer, is both Chairman of the Board and a director of the Company,

(2) the number of shares of Common Stock into which the Series B Preferred Stock is proposed to be converted would exceed 1% of the number of shares of Common Stock outstanding before such issuance, and (3) because Lancer Capital has agreed to backstop the Rights Offering pursuant to the Investment Agreement and has purchased shares of the Series B Preferred Stock in a private placement and not in a public offering.
Based on the recommendation of the Committee, the Board believes that authorizing the conversion of up to 35,000 shares of the Series B Preferred Stock into Common Stock in connection with the Rights Offering is in the best interests of the Company and its stockholders because facilitating the Rights Offering is intended to provide additional capital for the operation of the Company. If the Series B Preferred Stock remain outstanding, such Series B Preferred Stock will accrue an 8% per annum uncompounded redemption premium, payable upon redemption of such Series B Preferred Stock by the Company.
Approval of the conversion of up to 35,000 shares of the Series B Preferred Stock into Common Stock will not affect the rights of the holders of currently outstanding shares of Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of any earnings per share and voting rights.
The converted shares of Series B Preferred Stock would dilute the percentage ownership of the holders of Common Stock currently outstanding, and their resale could have an adverse effect on the trading price of our Common Stock. There are no impediments to the immediate resale of the newly converted shares, which may have a further adverse effect on the trading price of our Common Stock. Descriptions of the Rights Offering and related agreements and arrangements are set forth below.
The Investment Agreement and Registration Rights Agreement
The Investment Agreement
On September 9, 2020, we entered into the Investment Agreement with Lancer Capital, an investment fund led by Mr. Glazer, the Chairman of the Board, and the Company’s largest stockholder, in connection with the Rights Offering. Pursuant to the terms of the Investment Agreement, the Company is obligated to use commercially reasonable efforts to seek a stockholder vote for the Rights Offering Proposal as promptly as practicable following the completion of the Rights Offering; provided, however, that, to the extent permitted by the rules of the NYSE, the Company is required to seek such stockholder vote as promptly as practicable following the initial closing of the sale of the Initial Preferred Shares (as defined below) to Lancer Capital.
Subject to the terms and conditions of the Investment Agreement, Lancer Capital has agreed to purchase up to an aggregate amount of $35.0 million (the “Equity Commitment Amount”) of the Company’s newly issued Series B Preferred Stock. Prior to the consummation of the Rights Offering, the Company may request the funding of up to $10.0 million of the Equity Commitment Amount without the consent of Lancer Capital and, if such request is made, Lancer Capital must purchase up to 10,000 shares of Series B Preferred Stock (the “Initial Preferred Shares”); provided that the Company may, prior to the completion of the Rights Offering, request funding in excess of $10 million up to the full amount of the Equity Commitment Amount with the prior written consent of Lancer Capital (such funding, collectively, the “Initial Funding Amount”). To date, the Company has requested, and Lancer Capital has funded, an aggregate of $5.56 million under the Investment Agreement.
The Investment Agreement provides that, given the rules of the NYSE prohibit the issuance to Lancer Capital of more than 1% of our Common Stock outstanding before the issuance, unless stockholder approval of such issuance is obtained, Lancer Capital will purchase additional shares of Series B Preferred Stock (in excess of any Initial Funding Amount), equivalent to its allocable right to participate in the Rights Offering (i.e., its basic subscription privilege in the Rights Offering with respect to its common equity ownership percentage on an as-exercised basis on the Rights Offering record date without giving effect to any issuance of shares of Series B Preferred Stock, plus any exercise of the oversubscription privilege) in an aggregate amount not to exceed the Equity Commitment Amount (the “Allocable Participation Right”). The Series B Preferred Stock is not convertible into our Common Stock (in excess of 1% of our outstanding Common Stock) until such stockholder approval is obtained and any other applicable rules and regulations (including those of the TDI) limiting or prohibiting Lancer Capital from purchasing or acquiring our Common Stock are satisfied. The Series B Preferred Stock is intended to be the economic equivalent of

Common Stock, participating on an as-converted basis in all dividends, distributions, merger consideration and all other consideration receivable by holders of Common Stock, and a means through which the Backstop Arrangement can be effected prior to the completion of such stockholder vote and the satisfaction of any other regulatory requirements. As a result, Lancer Capital has agreed to exercise the oversubscription privilege up to an aggregate amount of $35.0 million, such that Lancer Capital’s total investment does not exceed the Equity Commitment Amount of $35.0 million.
The Company has been informed that Lancer Capital intends to file a Form A (Acquisition of Control Statement) with TDI in respect of Continental, a Texas domiciled insurance company and an indirect, wholly owned subsidiary of the Company. Lancer Capital previously obtained a Disclaimer of Control from TDI that permitted beneficial ownership of up to 25% of our outstanding Common Stock. There can be no assurance that Lancer Capital will receive Form A approval from TDI and, if so, any conditions that may be placed thereon. If Lancer Capital receives Form A approval from TDI, from an insurance regulatory perspective, Lancer Capital and Mr. Glazer would be permitted to exceed 25% beneficial ownership of our outstanding Common Stock. Notwithstanding such Form A approval, Lancer Capital would remain subject to the standstill provisions in the Investment Agreement (as described below). If Lancer Capital does not receive Form A approval for the acquisition of additional shares of our Common Stock, it is the Company’s understanding that Lancer Capital and Mr. Glazer will not be permitted to have beneficial ownership in excess of 25% of our outstanding Common Stock for so long as we continue to own Continental.
Lancer Capital is not permitted to exercise or transfer any rights received by it, or to acquire other rights, in the Rights Offering, which rights are required to be held unexercised by Lancer Capital until the expiration of the Rights Offering. In lieu of exercising its rights, Lancer Capital will purchase Series B Preferred Stock equivalent to its Allocable Participation Right pursuant to the Investment Agreement. The Investment Agreement also restricts Lancer Capital from purchasing or otherwise acquiring any other subscription rights issued by the Company in the Rights Offering. As of September 25, 2020, Lancer Capital beneficially owned approximately 14.1% of the Company’s outstanding Common Stock, as further described in the section entitled “Security Ownership of Certain Beneficial Ownership and Management.” The maximum amount of Common Stock that Lancer Capital could own immediately following the completion of the Rights Offering, assuming its Allocable Participation Right equals the Equity Commitment Amount and all shares of the Series B Preferred Stock and Convertible Notes held by Lancer Capital are converted into Common Stock (but not to exceed the 25% beneficial ownership limit currently imposed by the TDI), is 25% of the Company’s outstanding Common Stock. Assuming Lancer Capital receives Form A approval from TDI and, from an insurance regulatory perspective, Lancer Capital is permitted to exceed 25% beneficial ownership of our outstanding Common Stock, the maximum amount of Common Stock that Lancer Capital could own immediately following the completion of the Rights Offering, assuming its Allocable Participation Right equals the Equity Commitment Amount and all shares of the Series B Preferred Stock and Convertible Notes held by Lancer Capital are converted into Common Stock, is 31.8% of the Company’s outstanding Common Stock.
The Investment Agreement includes customary standstill provisions that restrict the ability of Lancer Capital and its affiliates and associates (collectively, the “Lancer Entities”) from, among other things, acquiring (i) equity securities of the Company that would result in the Lancer Entities having beneficial ownership of more than 33% of the Company’s then-outstanding Common Stock, (ii) equity securities of the Company’s subsidiaries or (iii) any debt securities or other indebtedness of the Company or its subsidiaries, until the first anniversary of the execution of the Investment Agreement (the “Standstill Period”). Any acquiror of a block of greater than 9.9% of the Company’s Common Stock beneficially owned by the Lancer Entities (and any subsequent acquiror of such a block) will be required during the Standstill Period to be bound by the same standstill provisions.
The Registration Rights Agreement
On September 9, 2020, we also entered into a Registration Rights Agreement with Lancer Capital. Lancer Capital will have certain customary shelf demand and piggyback registration rights with respect to the Registrable Common Stock pursuant to the terms of the Registration Rights Agreement.
Pursuant to the terms of the Registration Rights Agreement, we are required to file, either a prospectus supplement to an existing registration statement on Form S-3 or a new registration statement on

Form S-3 (or such other form under the Securities Act of 1933, as amended (the “Securities Act”), then available to us), and to use commercially reasonable efforts to cause any such new registration statement be declared effective by the SEC, in either case, providing for the resale from time to time by Lancer Capital of the Registrable Common Stock. Lancer Capital will also be permitted to request one or more underwritten shelf takedowns from such resale registration statement; provided that each underwritten shelf takedown must be for a minimum number of shares of Registrable Common Stock, together with any shares of Common Stock to be sold for our account and any other participating stockholders, that equals at least 15% of our then total outstanding market capitalization for our Common Stock. Lancer Capital will also be entitled to request to participate in, or “piggyback” on, registrations of our Common Stock for sale by us or any other person at any time.
The registration rights described above will be subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration statement, a 120-day cooling off period following the filing of any registration statement or pricing of any underwritten offering, and our right to delay, suspend or withdraw a registration statement under specified circumstances. For example, we may delay the filing or effectiveness of any registration statement or use of any prospectus related thereto for a reasonable period of time not to exceed 60 days in succession or 180 days in the aggregate in any 12-month period if the Board determines in good faith and in its reasonable judgment that it is required to disclose in the registration statement a financing, acquisition, corporate reorganization or other similar transaction or other material event or circumstance affecting us or our securities.
Summary Terms of the Series B Preferred Stock
Dividends and Voting Rights
The Series B Preferred Stock will participate on an as-converted basis in all dividends, distributions, merger consideration and all other consideration receivable by holders of the Company’s Common Stock. The holders of the shares of the Series B Preferred Stock will not be entitled to vote, except as prescribed by Delaware General Corporation Law and in the other limited circumstances provided for in the Certificate of Designations setting forth for the series, the number of shares in the series, the voting powers, if any, and designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions (the “Certificate of Designations”).
Conversion Rights
Following the consummation of the Rights Offering, but prior to receipt of the Stockholder Approval (if such Stockholder Approval is not obtained prior to the consummation of the Rights Offering), each holder of Series B Preferred Stock will have the right to convert the Series B Preferred Stock held by such holder into shares of Common Stock up to an amount permitted by the NYSE rules prior to obtaining the Stockholder Approval, the rules and regulations of the TDI and any other applicable regulators (the “Permissible Amount”). Pursuant to the NYSE rules, with respect to certain related parties, the Permissible Amount of Series B Preferred Stock to be converted into Common Stock prior to receipt of the Stockholder Approval may not exceed one percent of the outstanding Common Stock prior to the conversion of the Series B Preferred Stock.
At any time that a merger, sale of all or substantially all of the assets of the Company or other change of control transaction with respect to the Company and a third party unaffiliated with any holder of the Series B Preferred Stock pursuant to which the Company will be delisted from the NYSE (a “Third-Party Sale”) has been publicly announced and is still pending, holders of the Series B Preferred Stock will have the opportunity to convert the Series B Preferred Stock into Common Stock prior to the consummation of any redemption, and any such conversion will be subject to, and conditioned upon, the consummation of such Third-Party Sale.
Upon completion of the Rights Offering and receipt of the Stockholder Approval and unless previously redeemed by the Company pursuant to the redemption provisions of the Certificate of Designations, each share of Series B Preferred Stock will be automatically converted into shares of Common Stock, only to the extent that the issuance of such Common Stock to a holder of Series B Preferred Stock would not exceed the Permissible Amount pursuant to applicable rules and regulations, including, without limitation, the NYSE, the TDI and any other applicable regulators to which the Company is subject. If the shares of Series B Preferred Stock converted into shares of Common Stock exceed the ownership or issuance limits imposed by the applicable rules and regulations to which the Company is then subject, then such shares of Series B Preferred Stock shall remain outstanding, be non-convertible into the Common Stock and be subject to redemption by the Company, at its option.
Following the consummation of the Rights Offering and the receipt of the Stockholder Approval at the Special Meeting, the outstanding shares of Series B Preferred Stock will automatically convert into shares of Common Stock to the extent permissible by the rules and regulations of the NYSE, unless the issuance of such Common Stock to a holder of Series B Preferred Stock would exceed any ownership or issuance limits imposed by other applicable rules and regulations to which the Company is then subject, including, without limitation, the rules and regulations of the TDI and any other applicable regulators. To the extent that, in connection with the automatic conversion, our Common Stock issuable to Lancer Capital upon such conversion would have exceeded the Allocable Participation Right, then such shares of Series B Preferred Stock shall remain outstanding, be non-convertible into our Common Stock and be subject to redemption by us, at our option.
Continental has not yet made a decision as to whether it will be exercising rights in the Rights Offering with respect to its holdings of the Company’s Preferred Stock. If Continental does choose to exercise its rights and to receive Common Stock in the Rights Offering, any such shares of Common Stock owned by Continental cannot be voted at any meeting of HC2 stockholders (given that Continental is a wholly owned subsidiary of the Company).
Redemption
Immediately prior to any automatic conversion described above, to the extent that the number of shares of Common Stock issuable upon the conversion of the Series B Preferred Stock would exceed the Permissible Amount, the Series B Preferred Stock may be redeemed, at the option of the Company, with respect to such excess portion at a redemption price per share of Series B Preferred Stock in cash and equal to $1,000 plus 8.0% per annum uncompounded for the period from the issuance date to the redemption date (the “Redemption Price”).
At any time prior to conversion of the shares of Series B Preferred Stock into Common Stock, the Company may, at its option, redeem the shares of Series B Preferred Stock, in whole or in part, at the Redemption Price. Any Series B Preferred Stock outstanding on, and not converted prior to, the sixth anniversary of the initial issuance of shares of the Series B Preferred Stock, will be redeemed by the Company at a price per share payable in cash and equal to the Redemption Price, out of funds of the Company legally available therefor, except to the extent that such redemption would otherwise violate the terms of any of the Company’s then outstanding debt or preferred stock instruments.
Liquidation Preference
In the event of any liquidation, dissolution or winding up of the Company, the Series B Preferred Stock will have a liquidation preference junior to the Company’s existing Preferred Stock and equal to the Company’s Common Stock (other than a preference of $0.01 per share of Preferred Stock that will be paid to the holders of the Series B Preferred Stock before any payment or distribution is made to the holders of the Common Stock).
Required Vote
Approval, for purposes of the rules of the NYSE, of the conversion of up to 35,000 shares of the Series B Preferred Stock into the Common Stock, in connection with the Rights Offering, requires the affirmative vote of a majority of the votes cast by the holders of the Voting Securities (with the exception of those shares of Voting Preferred Stock owned by Continental, which are not entitled to be voted at the Special Meeting pursuant to Delaware law), voting as a single class (with the Voting Preferred Stock voting on an as-converted basis). Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Approval of the Rights Offering Proposal is not conditioned upon approval of the Authorized Shares Proposal.
No Appraisal Rights
Stockholders do not have appraisal rights under the Delaware General Corporation Law or under the Certificate of Incorporation in connection with the Rights Offering Proposal, and we will not independently provide stockholders with any such right.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” APPROVAL OF THE CONVERSION OF UP TO 35,000 SHARES OF THE SERIES B PREFERRED STOCK INTO COMMON STOCK IN CONNECTION WITH THE RIGHTS OFFERING, TO THE EXTENT THAT THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF SUCH SHARES OF SERIES B PREFERRED STOCK REQUIRES APPROVAL UNDER THE RULES AND REGULATIONS OF THE NYSE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of September 25, 2020, there were (i) 47,303,687 shares of Common Stock outstanding and entitled to vote at the Special Meeting, (ii) 12,500 shares of Series A Preferred Stock outstanding equal to 3,057,627 shares of Common Stock on an as-converted basis, and (iii) 14,000 shares of Series A-2 Preferred Stock outstanding equal to 2,065,171 shares of Common Stock on an as-converted basis. The Series A Preferred Stock and the Series A-2 Preferred Stock outstanding and entitled to vote (excluding the 6,125 shares of Series A Preferred Stock, equal to 1,498,237 shares of Common Stock on an as-converted basis, and the 10,000 shares of Series A-2 Preferred Stock, equal to 1,475,122 shares of Common Stock on an as-converted basis, owned by Continental, which are not entitled to be voted at the Special Meeting, pursuant to Delaware law) are equal to 2,149,439 shares of Common Stock on an as-converted basis. The 5,560 shares of Series B Preferred Stock outstanding, equal to 2,449,339 shares of Common Stock on an as-converted basis, are non-voting and, as a result, are not entitled to vote at the Special Meeting. Therefore, as of September 25, 2020, there was a combined total of 49,453,125 shares of Common Stock and Voting Preferred Stock on an as-converted basis (excluding those shares of Series A Preferred Stock and Series A-2 Preferred Stock owned by Continental) outstanding and entitled to vote.
Continental has not yet made a decision as to whether it will be exercising rights in the Rights Offering with respect to its holdings of the Company’s Preferred Stock. If Continental does choose to exercise its rights and to receive Common Stock in the Rights Offering, any such shares of Common Stock owned by Continental cannot be voted at any meeting of HC2 stockholders (given that Continental is a wholly owned subsidiary of the Company).
Except as otherwise indicated, the following table sets forth, as of September 25, 2020, certain information as to the beneficial ownership of the Common Stock, Series A Preferred Stock and Series A-2 Preferred Stock, including shares of Common Stock as to which a right to acquire beneficial ownership existed (for example, through the exercise of Common Stock options or warrants or conversion of the Preferred Stock), that are exercisable or convertible as of, and within 60 days from, September 25, 2020, within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by: (i) each person or group who is known to the Company to be the beneficial owner of more than five percent of any class of voting securities of the Company, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group. For purposes of this filing, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. The following table does not give effect to any change in ownership as a result of the Rights Offering. Unless otherwise indicated, each person had, as of September 25, 2020, sole voting power and sole dispositive power with respect to the Company’s shares, subject to applicable community property laws. The address of each of our directors and executive officers is c/o HC2 Holdings, Inc., 450 Park Avenue, 29th Floor, New York, NY 10022.
Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Outstanding Common Stock(1)	Number of Shares of Outstanding Series A Preferred Stock Beneficially Owned(2)	Percentage of Series A Preferred Stock(2)	Number of Shares of Outstanding Series A-2 Preferred Stock Beneficially Owned(3)	Percentage of Series A-2 Preferred Stock(3)	Number of Shares of Outstanding Series B Preferred Stock Beneficially Owned(4)	Percentage of Series B Preferred Stock(4)	Percentage of Outstanding Common Stock and Preferred Stock On An As-Converted Basis(1)(2)(3)(4)
Zazove Associates, LLC(5) 1001 Tahoe Boulevard Incline Village, NV 89451	3,596,575	7.1%	—	—	—	—	—	—	6.8%
Jefferies LLC(6) 520 Madison Ave New York, NY 10022	3,524,974	7.5%	—	—	—	—	—	—	7.1%
JDS1, LLC and its affiliates(7) 2200 Fletcher Avenue, Suite 501 Fort Lee, NJ 07024	3,262,514	6.7%	—	—	—	—	—	—	6.4%
American Financial Group, Inc.(8) Great American Insurance Group Tower 301 East Fourth Street Cincinnati, OH 45202	3,236,735	6.5%	—	—	—	—	—	—	6.3%

Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Outstanding Common Stock(1)	Number of Shares of Outstanding Series A Preferred Stock Beneficially Owned(2)	Percentage of Series A Preferred Stock(2)	Number of Shares of Outstanding Series A-2 Preferred Stock Beneficially Owned(3)	Percentage of Series A-2 Preferred Stock(3)	Number of Shares of Outstanding Series B Preferred Stock Beneficially Owned(4)	Percentage of Series B Preferred Stock(4)	Percentage of Outstanding Common Stock and Preferred Stock On An As-Converted Basis(1)(2)(3)(4)
Lancer Capital LLC and its affiliates(9) 770 South Flagler Drive, Suite 800, West Tower West Palm Beach, FL 33401	7,091,574	14.1%	—	—	—	—	5,560	100%	13.6%(10)
Percy Rockdale LLC and its affiliates(11) 595 Madison Avenue, 29th Floor New York, NY 10022	2,847,884	6.0%	—	—	—	—	—	—	5.8%
Benefit Street Partners L.L.C.(12) and its affiliates and/or affiliated funds 9 West 57th Street, Suite 4700 New York, NY 10019	2,247,546	4.6%	6,375	100%	—	—	—	—	4.5%
Long Ball Partners, LLC(13) 2000 Avenue of the Stars, 9th Floor South Los Angeles, CA 90067	590,049	1.2%	—	—	4,000	100%	—	—	1.2%
Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Outstanding Common Stock on a stand-alone basis(1)	Number of Shares of Outstanding Series A Preferred Stock Beneficially Owned(2)	Percentage of Series A Preferred Stock(2)	Number of Shares of Outstanding Series A-2 Preferred Stock Beneficially Owned(3)	Percentage of Series A-2 Preferred Stock(3)	Number of Shares of Outstanding Series B Preferred Stock Beneficially Owned(4)	Percentage of Series B Preferred Stock(4)	Percentage of Outstanding Common Stock and Preferred Stock On An As-Converted Basis(1)(2)(3)(4)
Directors, Named Executive Officers and Executive Officers and Directors as a group
Michael J. Sena(14)	676,851	1.4%	—	—	—	—	—	—	1.4%
Joseph A. Ferraro(15)	354,681	*	—	—	—	—	—	—	*
Suzi R. Herbst(16)	97,250	*	—	—	—	—	—	—	*
Avram A. Glazer(17)	7,091,574	14.1%	—	—	—	—	5,560	100%	13.6%(10)
Kenneth S. Courtis	341,932	*	—	—	—	—	—	—	*
Warren H. Gfeller	107,512	*	—	—	—	—	—	—	*
Michael Gorzynski(18)	2,847,884	6.0%	—	—	—	—	—	—	5.8%
Wayne Barr, Jr.(19)	130,414	*	—	—	—	—	—	—	*
Shelly C. Lombard	33,747	*	—	—	—	—	—	—	*
All executive officers and directors as a group (9 people)(20)	11,681,845	23.2%	—	—	—	—	—	—	22.2%

*
Less than one percent.

(1)
Shares of Common Stock of which a person has the right to acquire beneficial ownership within 60 days from September 25, 2020, are deemed outstanding for computing the percentage ownership of such person, but are not deemed outstanding for computing the percentage ownership of any other person. Certain shares of Common Stock are issuable upon the conversion of the Company’s Convertible Notes.

(2)
Each outstanding share of Series A Preferred Stock is presently convertible into approximately 244.61 shares of Common Stock. The shares of Series A Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A Preferred Stock stated in these columns reflect ownership of shares of Series A Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock at this ratio.

(3)
Each outstanding share of Series A-2 Preferred Stock is presently convertible into 147.51 shares of Common Stock. The shares of Series A-2 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-2 Preferred Stock stated in these columns reflect ownership of shares of Series A-2 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-2 Preferred Stock at this ratio.

(4)
Each outstanding share of Series B Preferred Stock is presently convertible into 440.53 shares of Common Stock. The shares of Series B Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series B Preferred Stock stated in these columns reflect ownership of shares of Series B Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock at this ratio.

(5)
Based solely on a Schedule 13G filed with the SEC on January 7, 2020, by Zazove Associates, LLC, Zazove Associates, Inc. and Gene and Gene T. Prett. According to the Schedule 13G, the reporting persons have sole voting and dispositive power with respect to, and beneficially own, 3,596,575 shares of Common Stock, which are issuable upon the conversion of the Convertible Notes.

(6)
Based solely on a Schedule 13G filed with the SEC on February 13, 2017, by Jefferies LLC, Jefferies Group LLC, Limestone Merger Sub, LLC and Leucadia National Corporation. According to the Schedule 13G, the reporting persons have shared voting and dispositive power with respect to, and beneficially own, 3,524,974 shares of Common Stock.

(7)
Based solely on a Schedule 13G filed with the SEC on August 3, 2020, by Julian Singer and JDS1. According to the Schedule 13G, JDS1 and Julian Singer have sole voting and dispositive power with respect to, and beneficially own, 3,262,514 shares of Common Stock, 1,415,525 of which are issuable upon the conversion of the Convertible Notes.

(8)
Based solely on a Schedule 13G filed with the SEC on January 22, 2016, Amendment No. 1 to Schedule 13G filed with the SEC on January 23, 2017, Amendment No. 2 to Schedule 13G filed with the SEC on January 26, 2018, Amendment No. 3 to Schedule 13G filed with the SEC on January 25, 2019, and Amendment No. 4 to Schedule 13G filed with the SEC on January 31, 2020, by American Financial Group, Inc., American Financial Group, Inc. has sole voting and dispositive power with respect to, and beneficially owns, 3,175,875 shares of Common Stock, which amount consists of 1,007,421 shares of Common Stock and warrants to purchase 2,230,112 shares of Common Stock.

(9)
Based solely on (i) a Schedule 13D filed with the SEC on April 23, 2020, Amendment No. 1 to Schedule 13D filed with the SEC on May 15, 2020, Amendment No. 2 to Schedule 13D filed with the SEC on June 8, 2020, Amendment No. 3 to Schedule 13D filed with the SEC on June 17, 2020, and Amendment No. 4 to Schedule 13D filed with the SEC on September 10, 2020 by Lancer Capital and Avram A. Glazer and (ii) 33,747 shares of Common Stock underlying Restricted Stock Awards owned by Mr. Glazer. According to the Schedule 13D, the reporting persons have sole voting and dispositive power with respect to and beneficially own, 4,608,488 shares of Common Stock, 456,621 of which are issuable upon the conversion of the Convertible Notes. On April 21, 2020, the Company publicly announced, and on April 23, 2020, Mr. Glazer and Lancer Capital also announced in their Schedule 13D, that the Board would include Mr. Glazer on the Company’s slate of director nominees at the 2020 Annual Meeting. Mr. Glazer was elected as a director and appointed as Chairman of the Board, effective May 13, 2020.

(10)
Includes Lancer Capital’s 5,560 shares of Series B Preferred Stock on an as-converted basis, notwithstanding the pending approval of the Rights Offering Proposal and any other limitations to conversion imposed by applicable rules and regulations (including those of the TDI) .

(11)
Aggregate beneficial ownership is based solely on (i) a Form 4 filed with the SEC on June 17, 2020 by Mr. Gorzynski and (ii) 33,747 shares of Common Stock underlying Restricted Stock Awards owned by Mr. Gorzynski. Based on a Schedule 13D filed with the SEC on January 27, 2020, Amendment No. 1 to Schedule 13D filed with the SEC on February 18, 2020, Amendment No. 2 to Schedule 13D filed with the SEC on April 6, 2020 and Amendment No. 3 to Schedule 13D filed with the SEC on May 14, 2020 by Percy Rockdale LLC, Rio Royal LLC, MG Capital Management Ltd., Michael Gorzynski, George R. Brokaw and Kenneth S. Courtis, (i) Percy Rockdale LLC has shared voting and dispositive power with respect to, and beneficially owns, 2,639,038 shares of Common Stock, (ii) Rio Royal LLC has shared voting and dispositive power with respect to, and beneficially owns, 10,000 shares of Common Stock, (iii) MG Capital Management Ltd. has sole voting and dispositive power with respect to, and beneficially owns, 10,000 shares of Common Stock, (iv) Michael Gorzynski has shared voting and dispositive power with respect to, and beneficially owns, 2,703,537 shares of Common Stock, (v) George R. Brokaw has sole voting and dispositive power with respect to, and beneficially owns, 40,000 shares of Common Stock and (vi) Kenneth S. Courtis has sole voting and dispositive power with respect to, and beneficially owns, 237,336 shares of Common Stock.

(12)
Based solely on a Schedule 13D filed with the SEC on June 9, 2014, Amendment No. 1 to Schedule 13D filed with the SEC on September 25, 2014 and Amendment No. 2 to Schedule 13D filed with the SEC on August 19, 2015, Amendment No. 3 to the Schedule 13D filed with the SEC on October 31, 2016, and Amendment No. 4 to the Schedule 13D filed with the SEC on December 28, 2018 by Benefit Street Partners L.L.C. (“BSP”), Providence Equity Capital Markets L.L.C. (“PECM”), Jonathan M. Nelson, Paul J. Salem, Glenn M. Creamer and Thomas J. Gahan. BSP is the investment manager of Providence Debt Fund III L.P., Providence Debt Fund III Master (Non-US) L.P. and Benefit Street Partners SMA LM L.P. (collectively, the “BSP Funds”). PECM is the investment manager of PECM Strategic Funding L.P. Messrs. Creamer, Gahan, Nelson and Salem collectively control each of BSP and PECM through their indirect ownership of membership interests of BSP and PECM. As a result, each of Messrs. Creamer, Gahan, Nelson and Salem and BSP may be deemed to share beneficial ownership of the shares of Common Stock beneficially held by the BSP Funds, and each of Messrs. Creamer, Gahan, Nelson and Salem and PECM may be deemed to share beneficial ownership of the shares of Common Stock beneficially held by PECM Strategic Funding L.P. Amendment No. 4 to Schedule 13D discloses that the reporting persons have shared voting and dispositive power with respect to, and beneficially own, 2,212,129 shares of Common Stock, which amount consists of 688,157 shares of Common Stock and 1,559,389 shares of Common Stock that may be acquired upon conversion of 6,375 shares of Series A Preferred Stock.

(13)
Based on that certain Securities Purchase Agreement, entered into by and among the Company, Mariner LDC, Caspian Select Credit Master Fund, Ltd., Caspian Solitude Master Fund, L.P., Caspian HLSC1, LLC, Super Caspian Cayman Fund Limited, Caspian SC Holdings, L.P. and Long Ball Partners, LLC, dated January 5, 2015, pursuant to which such parties purchased the number of shares of Series A-2 Preferred Stock indicated.

(14)
Includes 158,064 vested stock options.

(15)
Includes 70,198 vested stock options.

(16)
Includes 6,000 shares of Common Stock held in trust for the benefit of Ms. Herbst’s children. Ms. Herbst disclaims beneficial ownership of all securities so held in trust except to the extent of her pecuniary interest therein.

(17)
See Note 9 above.

(18)
These securities are directly owned solely by (i) Percy Rockdale LLC, (ii) Rio Royal LLC and (iii) Michael Gorzynski. The aggregate beneficial ownership is based solely on (i) a Form 4 filed with the SEC on June 17, 2020 by Mr. Gorzynski and (ii) 33,747 shares of Common Stock underlying Restricted Stock Awards owned by Mr. Gorzynski. Based on a Schedule 13D filed with the SEC on January 27, 2020, Amendment No. 1 to Schedule 13D filed with the SEC on February 18, 2020, Amendment No. 2 to Schedule 13D filed with the SEC on April 6, 2020 and Amendment No. 3 to Schedule 13D filed with the SEC on May 14, 2020 by Percy Rockdale LLC, Rio Royal LLC, MG Capital Management Ltd., Michael Gorzynski, George R. Brokaw and Kenneth S. Courtis, Percy Rockdale LLC beneficially owns 2,693,537 shares of Common Stock and Rio Royal LLC beneficially owns 10,000 shares of Common Stock. Mr. Gorzynski, as the sole Manager of Percy Rockdale LLC and the sole Director of MG Capital Management Ltd., may be deemed to beneficially own the shares of Common Stock directly held by each of Percy Rockdale LLC and Rio Royal LLC. Mr. Gorzynski disclaims beneficial ownership of any of the foregoing securities, except to the extent of his pecuniary interest therein.

(19)
Includes 4,466 vested stock options.

(20)
Includes 232,728 vested stock options.

CERTAIN RELATIONSHIPS
Policies and Procedures for Related Person Transactions
In accordance with our corporate governance guidelines, the Board shall evaluate and approve, ratify or disapprove, in consultation with the Audit Committee of the Board (the “Audit Committee”) or another committee designated by the Board for such purpose, any related person transaction, based on whether such transaction presents inappropriate conflicts of interest, impairs the “independence” of any related person (as defined in Item 404 of Regulation S-K under the Securities Act) and/or is fair to the Company.
Pursuant to the Audit Committee Charter, the Audit Committee has the authority to establish and implement policies and procedures for the Audit Committee’s review and approval or disapproval of proposed transactions, arrangements or relationships with respect to which executive officers, directors or holders of more than 5% of any class of the Company’s outstanding stock or members of their immediate families have a direct or indirect material interest (“Related Party Transactions”). The Audit Committee has adopted written procedures to evaluate and approve the terms and conditions of Related Party Transactions (the “Procedures”). The Procedures provide, among other things, that at each of the Audit Committee’s meetings, and in no event less than on a quarterly basis, the Audit Committee will be provided with the details of each existing or proposed Related Party Transaction that it has not previously approved, ratified or disapproved.
In determining whether to approve a Related Party Transaction, the Procedures provide that the Audit Committee will consider the following factors, among others, to the extent relevant to the Related Party Transaction: (i) whether the terms of the Related Party Transaction are fair to the Company and on terms at least as favorable to the Company as would apply if the other party was not or did not have an affiliation with a director, executive officer or employee of the Company, (ii) whether there are demonstrable business reasons for the Company to enter into the Related Party Transaction, (iii) whether the Related Party Transaction would impair the independence of a director, and (iv) whether the Related Party Transaction would present an improper conflict of interest for any director, executive officer or employee of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or employee, the direct or indirect nature of the interest of the director, executive officer or employee in the transaction, the ongoing nature of any proposed relationship, and any other factors the Audit Committee or the Chairman of the Audit Committee deems relevant. The Procedures further provide that in the event that the Company becomes aware of a Related Party Transaction that was not approved by the Audit Committee prior to consummation, such transaction shall be reviewed and ratified as promptly as reasonably practicable.
Certain Related Person Transactions
Investment Agreement with Lancer Capital
See the section entitled “Proposal 2 — The Investment Agreement and Registration Rights Agreement” for additional details regarding the Investment Agreement with Lancer Capital.
The May 2020 Investor Agreements
On May 13, 2020, we entered into a cooperation agreement (as amended, the “MG Capital Agreement”) with MG Capital Management Ltd., Percy Rockdale LLC and Rio Royal LLC (collectively, “MG Capital”). Also on May 13, 2020, in connection with the MG Capital Agreement, we entered into an agreement (as amended, the “Lancer Capital Agreement”) with Lancer Capital as well as an agreement (as amended, the “JDS1 Agreement” and, together with the Lancer Capital Agreement and the MG Capital Agreement, the “May 2020 Investor Agreements”) with JDS1, LLC and CCUR Holdings, Inc. (collectively, “JDS1”). The May 2020 Investor Agreements provide, among other things, that each of MG Capital, JDS1 and Lancer Capital will appear in person or by proxy at any annual or special meeting of our stockholders held during the Standstill Period, including the 2020 Annual Meeting, this Special Meeting, and the 2021 Annual Meeting, will not participate or vote in any solicitation of written consents of our stockholders during the Standstill Period (unless expressly requested to do so by the Board), and will vote all shares of Common Stock beneficially owned by MG Capital, JDS1 or Lancer Capital (as applicable) at such meeting or in such consent solicitation in favor of all directors nominated by the Board for election and against the removal of any member of the Board. Each of MG Capital, JDS1 and Lancer Capital will also vote (i) in accordance with the Board’s recommendation with respect to any “say-on-pay” proposal and (ii) in accordance with the Board’s recommendation with respect to any other Company proposal or stockholder proposal or nomination presented at such meeting or solicitation of consents; provided, however, that in the event that both Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co., LLC (“Glass Lewis”) recommend otherwise with respect to our “say-on-pay” proposal presented at an annual or special meeting held during the Standstill Period, MG Capital, JDS1 and Lancer Capital may each vote in accordance with the recommendation of ISS and Glass Lewis. Therefore, pursuant to the May 2020 Investor Agreements, each of MG Capital, Lancer Capital and JDS1, are required to vote in favor of the Authorized Shares Proposal and the Rights Offering Proposal in accordance with the Board’s recommendation related thereto.
The summary does not purport to be complete and is qualified in its entirety by reference to the May 2020 Investor Agreements, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 14, 2020 and are incorporated herein by reference.
Jefferies LLC
On October 7, 2020, we entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Jefferies LLC, an affiliate of Jefferies, acting as the Dealer Manager for, and providing services to the Company in connection with, the Rights Offering, subject to the conditions contained in the Dealer Manager Agreement. The Dealer Manager is earning a dealer manager fee in connection with the Rights Offering in an amount of $1.0 million, payable at the completion of the Rights Offering. Under the Dealer Manager Agreement, we have agreed, among other things (i) to reimburse the Dealer Manager for certain fees and expenses in connection with the Rights Offering, (ii) to indemnify the Dealer Manager and its controlling persons against certain liabilities in connection with the Rights Offering, including liabilities under the Securities Act, or to contribute to payments the Dealer Manager may be required to make in respect of those liabilities, and (iii) that the Dealer Manager will not be subject to any liability to us in rendering the services contemplated by the Dealer Manager Agreement, except for any act of gross negligence or willful misconduct of the Dealer Manager. The Dealer Manager’s participation in the Rights Offering is subject to customary conditions contained in the Dealer Manager Agreement.
In 2018, Jefferies LLC acted as sole bookrunner in respect of the offerings of the Senior Secured Notes and the Convertible Notes, for which it received customary underwriting compensation.

FORWARD-LOOKING STATEMENTS
Our stockholder letter, Notice of Special Meeting of Stockholders of HC2 Holdings, Inc. and this Proxy Statement contain, and certain oral statements made by our representatives from time to time may contain or incorporate a number of “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are based on current expectations, and are not strictly historical statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “believe,” “anticipate,” “future,” “forward,” “potential,” “estimate,” “opportunity,” “goal,” “objective,” “growth,” “outcome,” “could,” “expect,” “intend,” “plan,” “strategy,” “provide,” “commitment,” “result,” “seek,” “pursue,” “ongoing,” “include” or in the negative of such terms or comparable terminology. These forward-looking statements inherently involve certain risks and uncertainties and are not guarantees of performance, results, or the creation of stockholder value, although they are based on our current plans or assessments which we believe to be reasonable as of the date hereof.
We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those discussed in this Proxy Statement may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect the trading price of our Common Stock on the NYSE. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include:
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the extent of the impact of COVID-19 on our business, including the duration, spread, severity and any recurrence of the COVID-19 pandemic, the actions that governments, businesses and individuals take in response to the pandemic, including limiting or banning travel and limitations on the size of gatherings;

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limitations on our ability to successfully identify any strategic acquisitions or business opportunities and to compete for these opportunities with others who have greater resources;

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our possible inability to generate sufficient liquidity, margins, earnings per share, cash flow and working capital from our operating segments;

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the impact of catastrophic events including natural disasters, pandemic illness and the outbreak of war or acts of terrorism;

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our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations;

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the impact on our business and financial condition of our substantial indebtedness and the significant additional indebtedness and other financing obligations we may incur;

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the impact of covenants in the indenture governing our secured notes, the certificates of designation governing our preferred stock and all other subsidiary debt obligations and future financing agreements on our ability to operate our business and finance our pursuit of acquisition opportunities;

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our dependence on certain key personnel;

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uncertain global economic conditions in the markets in which our operating segments conduct their businesses;

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the ability of our operating segments to attract and retain customers;

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increased competition in the markets in which our operating segments conduct their businesses;

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our expectations regarding the timing, extent and effectiveness of our cost reduction initiatives and management’s ability to moderate or control discretionary spending;

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management’s plans, goals, forecasts, expectations, guidance, objectives, strategies and timing for future operations, acquisitions, synergies, asset dispositions, fixed asset and goodwill impairment charges, tax and withholding expense, selling, general and administrative expenses, product plans, performance and results;

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management’s assessment of market factors and competitive developments, including pricing actions and regulatory rulings;

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the impact of additional material charges associated with our oversight of acquired or target businesses and the integration of our financial reporting;

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the impact of expending significant resources in considering acquisition targets or business opportunities that are not consummated;

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our expectations and timing with respect to our ordinary course acquisition activity and whether such acquisitions are accretive or dilutive to stockholders;

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our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses that we may make in the future and the effect of any such dispositions or sales on our results of operations;

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the possibility of indemnification claims arising out of divestitures of businesses;

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tax consequences associated with our acquisition, holding and disposition of target companies and assets;

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the effect any interests our officers, directors, stockholders and their respective affiliates may have in certain transactions in which we are involved;

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our ability to effectively increase the size of our organization, if needed, and manage our growth;

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the potential for, and our ability to, remediate future material weaknesses in our internal controls over financial reporting;

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our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all;

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our possible inability to hire and retain qualified executive management, sales, technical and other personnel; and

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other factors beyond our control, including those listed under “Risk Factors” in the 2019 Annual Report, “Risk Factors” in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020 and June 30, 2020, each as incorporated herein by reference and in other filings we may make from time to time with the SEC.

We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements.
Forward-looking statements are not guarantees of performance. You should understand that the following important factors, in addition to those discussed under the section entitled “Risk Factors” in 2019 Annual Report, and in the documents incorporated by reference, could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. You should also understand that many factors described under one heading below may apply to more than one section in which we have grouped them for the purpose of this presentation. Although the Company believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in the 2019 Annual Report and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Proxy Statement.
You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date hereof, and unless legally required, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

OTHER MATTERS
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders. Each stockholder will continue to receive a separate proxy card. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon written or oral request a separate copy of this Proxy Statement to any stockholder at a shared address to which a single copy of any of those documents was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, as applicable, please notify your broker or direct your request to the Corporate Secretary of the Company, HC2 Holdings, Inc., 450 Park Avenue, 29th Floor, New York, NY 10022, or by phone at (212) 235-2696.
Stockholders who currently receive multiple copies of the proxy materials or this Proxy Statement, as applicable, and would like to request householding of their communications should contact their broker.
Stockholder Proposals
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2021 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Corporate Secretary of the Company at the Company’s principal executive offices, 450 Park Avenue, 29th Floor, New York, NY 10022 no later than January 28, 2021. In addition, all proposals will have to comply with Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. However, if the date of the 2021 Annual Meeting is changed by more than 30 days from the anniversary of the 2020 Annual Meeting, which was held on July 8, 2020, then the deadline will be a reasonable time before we print and mail our proxy materials for the 2021 Annual Meeting.
If you wish to nominate a candidate for director or submit a proposal that is not intended to be included in our proxy materials for presentation at our 2021 Annual Meeting, such proposal or nomination must be delivered or mailed in writing to, and received by, the Corporate Secretary of the Company at the Company’s principal executive offices, located at 450 Park Avenue, 29th Floor, New York, NY 10022, no earlier than the close of business on February 8, 2021 and no later than the close of business on March 10, 2021. Such proposal must also satisfy the requirements set forth in the Company’s By-Laws. If the date of the 2021 Annual Meeting is advanced by more than 25 days before or after the anniversary of the 2020 Annual Meeting, which was held on July 8, 2020, any stockholder nomination or other proposal must be received by us no earlier than the close of business on the 10th day following the first public announcement of the meeting date.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the above requirements.
INCORPORATION BY REFERENCE
We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. We are disclosing important information to you by referring you to those documents and information we subsequently file with the SEC will automatically update and supersede information contained in this Proxy Statement and in our other filings with the SEC. This document incorporates by reference the Company’s definitive proxy statement on Form DEF14A for the 2020 Annual Meeting, filed on May 29, 2020, as amended, the 2019 Annual Report, the Company’s our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed on May 11, 2020, the Company’s our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed on August 10, 2020, and Exhibits 10.1, 10.2 and 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 14, 2020. On or prior to November 9, 2020, we expect to issue our financial results for the quarterly period ended September 30, 2020.
Copies of this Proxy Statement are available to stockholders of record and entitled to vote at the Special Meeting and to notice thereof on the Company’s website at www.hc2.com under “Investor Relations — Proxy Materials.” Each person whose proxy is being solicited and who represents that, as of the Record Date, he or she was a beneficial owner of shares entitled to be voted at such meeting may obtain additional printed copies of the 2019 Annual Report, including our financial statements, free of charge, from us by sending a written request to HC2 Holdings, Inc., 450 Park Avenue, 29th Floor, New York, NY 10022, Attention: Corporate Secretary. Exhibits will be provided upon written request.

APPENDIX A

A-1

FORM OF
CERTIFICATE OF AMENDMENT NO. 2
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
HC2 HOLDINGS, INC.
HC2 Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
(a)
The name of the Corporation is HC2 Holdings, Inc.

(b)
This Certificate of Amendment No. 2 to Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

(c)
This Certificate of Amendment No. 2 to Second Amended and Restated Certificate of Incorporation amends the Second Amended and Restated Certificate of Incorporation of the Corporation, as follows:

(i)
Section (a) of Article FOURTH of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby replaced in its entirety with the following:

“(a)
Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 270,000,000 shares of capital stock, consisting of (i) 250,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”

*      *      *      *      *
IN WITNESS WHEREOF, HC2 Holdings, Inc. has caused this Certificate of Amendment No. 2 to be signed by its Corporate Secretary on and as of                      , 2020.
By:

Name:
Joseph A. Ferraro

Title:
Corporate Secretary

A-2

HC2

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/HCHC** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.investorvote.com/HCHC

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A Proposals — The Board of Directors of HC2 Holdings, Inc. ("HC2" or the "Company") recommends you vote "FOR" Proposals 1 and 2

Note: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Company's special meeting of stockholders (the "Special Meeting") or at any continuations, postponements or adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

0 2 B M +

03BX4D

The Special Meeting of Stockholders of HC2 Holdings, Inc. will be held on Thursday, November 19, 2020, at 11:00 a. m., ET, virtually via the Internet at www.meetingcenter.io/253612857.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is HCHC2020.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/HCHC

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

HC2 Holdings, Inc.

Notice of Special Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HC2 HOLDINGS, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 19, 2020, AT 11:00 A.M., ET.

The undersigned stockholder of HC2 hereby revokes all previous proxies and appoints Michael J. Sena and Joseph A. Ferraro, and each of them, either of whom may act without joinder of the other, with full power of substitution and resubstitution, as proxy holders of the undersigned, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card all of the shares of Common Stock, Series A Convertible Participating Preferred Stock, par value $0.001 per share and Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share voting as a single class on an as-converted basis, that the undersigned is entitled to vote at the Special Meeting to be held on November 19, 2020, at 11 a.m., Eastern Time, and any continuations, postponements or adjournments thereof.

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or at any continuations, postponements or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such direction is made, this proxy will be voted "FOR" Proposals 1 and 2, and, in the discretion of the proxy holders as to any other matters which may properly come before the Special Meeting.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.